UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant  ☒Filed by a party other than the Registrant  ☐
Check the appropriate box:
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☒Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material Pursuant to § 240.14a-12

SEI INVESTMENTS COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒No fee required.
☐Fee paid previously with preliminary materials.
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
SEI INVESTMENTS COMPANY
2026
Proxy
Statement
Notice of Annual
Meeting of Shareholders
to be held May 27, 2026
Capitalizing on
Opportunity.
Competitive
Advantage.
With our core competency pillars of technology,
operations, and asset management, the
breadth of the markets we serve and
capabilities across investment processing,
investment operations, and investment
management uniquely position us in the
financial services industry. We deliver our
services standalone or combine multiple
capabilities into comprehensive solutions
designed to meet the needs of each market we
serve globally. Our clients include wealth
managers, banks, investment advisors, asset
managers, family offices, institutional investors,
and ultra-high-net-worth investors.
5,000+
Global employees*
$1.9T
AUM/AUA*
$8.1T
Assets processed on
our wealth management
platforms*
8 & 43
Clients include 8 of top 20 U.S.
banks and 43 of the top 100
Investment managers*
*  As of Dec. 31, 2025
Technology and Operations
•End-to-end platforms and technology infrastructure
•Custody/sub-custody processing
•Investment processing platforms in SaaS or
PaaS models
•Cybersecurity, regulatory, and compliance services
Asset Management
•Suite of internally managed and third-party
investment products
•Manager research, asset allocation, and portfolio
construction
•Direct indexing, factor-based strategies,
alternatives, and tax management
•Discretionary investment management

2026 Proxy Statement | SEI	1
Letter from the Chairman.
Carl A. Guarino
Chairman of the Board

Dear Stockholders,
As I step into the role of Chairman, I would like to thank Al West for his
57‑year legacy as SEI’s founder and Executive Chairman. We are grateful for his lasting influence and are pleased that he will continue to support SEI as
Chairman Emeritus. Al’s vision, values and commitment to innovation provide a strong foundation for SEI’s continued growth and evolution. I have been impressed with how CEO Ryan Hicke and the leadership team at SEI have built upon this legacy of entrepreneurism and transformation to drive significant shareholder value over the past several years.
Our 2025 performance reflects the strength of this foundation and the opportunities that lie ahead. SEI delivered another year of meaningful progress marked by broad-based revenue and margin expansion, reflecting a business that is positioned for sustainable long-term growth. These results were driven by the leadership team’s focused execution of strategy and the commitment of our workforce to serving clients, strengthening our competitive advantages and creating shareholder value.
I am proud of SEI’s transformation towards our goal of a fully-integrated enterprise. Our achievements in 2025 are early signs of the power of our evolving horizontal operating model, which is central to our strategic ambitions. 2025 showed us the benefit of better aligned talent, technology and capital to pursue what we believe are the most compelling opportunities in our markets. While we evolve our operating model, we will continue to innovate in ways that deepen client relationships and enhance operational leverage. We are focused on investing with purpose in talent, AI, technology and capabilities to scale our advantages in outsourcing, advice and asset management, while maintaining a prudent approach to capital allocation and balance sheet management.
SEI has a clear strategic direction and a business model built to adapt and scale. The Board remains enthusiastically engaged in overseeing execution, capital allocation and risk management, and we are excited for SEI’s next phase of growth.

2	SEI | 2026 Proxy Statement
Notice of annual meeting
of shareholders.

1	To elect three directors for a term expiring at our 2029 Annual Meeting of Shareholders;

FOR each director nominee	Page 8

2	To approve on an advisory basis the compensation of our named executive officers;

FOR	Page 27

3	To ratify the appointment of KPMG LLP as independent registered public accountants to examine our consolidated financial statements for 2026; and

FOR	Page 54

4	To transact such other business as may properly come before our 2026 Annual Meeting of Shareholders or any adjournments thereof.
Only shareholders of record at the close of business on March 12, 2026 will be entitled to receive notice of, and to vote at, our 2026 Annual Meeting of Shareholders and any adjournments thereof. Additional information regarding the rules and procedures for participating in and voting during the Annual Meeting will be set forth in our meeting rules of conduct, which shareholders will be able to view prior to or during the virtual meeting.
Whether or not shareholders plan to attend our virtual-only 2026 Annual Meeting of
Shareholders, SEI urges shareholders to vote and submit their proxies in advance of the meeting by one of the methods described in these proxy materials.
By order of the Board of Directors,
Michael N. Peterson, Secretary
April 15, 2026
Voting at the annual meeting
This year’s Annual Meeting will be virtual. You may vote during the meeting pursuant to the rules and procedures for participating in and voting during the meeting set forth in our meeting rules of conduct, which shareholders will be able to view prior to or during the meeting at www.virtualshareholdermeeting.com/SEIC2026 by entering the 16-digit voting control number found on your proxy card or voting instruction form and by following the instructions to vote.

Your vote is important
Vote by 11:59 p.m. ET on May 26, 2026 for shares held directly and by 11:59 p.m. ET on May 22, 2026 for shares held in a Plan. Refer to the attached proxy materials or the information forwarded by your bank, broker, or other nominee to see which voting methods are available.
Please read both this Proxy Statement and our Annual Report before you cast your vote. They are available free of charge on our website at seic.com/investor-relations.

Date and time Wednesday, May 27, 2026 9 a.m. ET

Location
Virtual meeting
Our 2026 Annual Meeting will be held
in a virtual-only format. Shareholders
will not be able to attend our 2026
Annual Meeting of Shareholders
in person.
Shareholders may attend our
2026 Annual Meeting of
Shareholders virtually at
www.virtualshareholdermeeting
.com/SEIC2026 by entering the
16-digit voting control number found
on your proxy card or in your
voting instructions.

How to vote

Internet Go to www.proxyvote.com and follow the instructions. You will need the control number from your proxy card or voting instruction form.

Telephone
If your shares are held in the name of
a broker, bank or other nominee,
follow the telephone voting instructions
provided. If your shares are registered
in your name, call 1-800-690-6903 and
follow the voice prompts. You will need
the control number from your proxy
card or voting instruction form.

Mail Complete, sign, date, and return the enclosed proxy card or voting instruction card in the postage pre- paid envelope provided.

2026 Proxy Statement | SEI	3
Table of contents.

4	SEI | 2026 Proxy Statement
Proxy statement.
This Proxy Statement is furnished in connection with the
solicitation by the Board of Directors (the “Board”) of SEI
Investments Company (“SEI,” “the Company,” “we,” or
“our”) of proxies for use at our 2026 Annual Meeting of
Shareholders to be held on May 27, 2026, and at any
adjournments thereof (our “2026 Annual Meeting”).
2026 Annual meeting of
shareholders
Action will be taken at our 2026 Annual Meeting to elect three directors with a term expiring at our 2029 Annual Meeting of
Shareholders; to approve on an advisory basis the compensation of our named executive officers; to ratify the appointment of KPMG LLP as independent registered public accountants to examine our
consolidated financial statements for 2026; and to consider such other business as may properly come before our 2026 Annual Meeting and any adjournments thereof. This Proxy Statement, the accompanying proxy card or voting instruction form and our Annual Report for 2025 will be sent, or otherwise made available, to our shareholders on or about April 15, 2026.
Our 2026 Annual Meeting will be held in a virtual-only format.
Shareholders will not be able to attend our 2026 Annual Meeting in person. Shareholders may attend our 2026 Annual Meeting virtually at www.virtualshareholdermeeting.com/SEIC2026 by entering
the16-digit voting control number found on your proxy card or your voting instruction form. Shareholders whose shares are held in the name of a broker, bank or other nominee and who need their 16-digit control number should contact their bank, broker or other nominee, and to ensure receipt of the control number in a timely fashion, should do so well in advance of the 2026 Annual Meeting of Shareholders.
Voting at the meeting
Only the holders of shares of our common stock, par value $.01 per share (“Shares”), of record at the close of business on March 12,
2026 (“Shareholders”), are entitled to vote at our 2026 Annual
Meeting. On that date, there were 120,982,101 Shares outstanding and entitled to be voted at our 2026 Annual Meeting. Each
Shareholder will have the right to one vote for each Share
outstanding in his or her name on our books.
See “Ownership of Shares” for information regarding the
ownership of Shares by our directors, nominees, officers, and certain shareholders.

Quorum and required votes
A majority of the Shares entitled to vote at
the 2026 Annual Meeting, present either in
person or by proxy, will constitute a quorum
for all purposes of the 2026 Annual
Meeting. Shares voted on any matter
submitted to a vote at the Annual Meeting,
under Pennsylvania law, will be considered
present for all purposes of the meeting and
will therefore be counted for purposes of
calculating whether a quorum is present at
the Annual Meeting. Under Pennsylvania
law and our Articles and Bylaws, if a
quorum is present at the meeting:
•the three nominees for election as
directors will be elected to the Board if
the votes cast for each nominee exceed
the votes cast against the nominee;
•management’s proposal to approve on
an advisory basis the compensation of
our named executive officers as
disclosed in this Proxy Statement will be
approved if the votes cast in favor of the
proposal constitute a majority of the
votes which all shareholders present in
person or by proxy are entitled to
cast; and
•the ratification of the appointment of our
independent public accountants will be
approved if the votes cast in favor of the
proposal constitute a majority of the
votes which all shareholders present in
person or by proxy are entitled to cast.
Abstentions are considered votes entitled to
be cast on a proposal, but not cast.
Therefore, abstentions will have no effect
on the election of directors, but will impact
the other proposals as they will have the
effect of a vote against the proposal. Broker
non-votes, which occur solely with respect
to “non-routine” matters such as the
election of directors or the advisory vote on
compensation, are considered not entitled
to be cast on those matters. Thus,
broker non-votes will have no effect on any
of the proposals.

2026 Proxy Statement | SEI	5

Proxy statement
Other voting information
Shares represented by each properly executed proxy card will be voted in the manner specified by the respective
Shareholder. If instructions to the contrary are not given, such Shares will be voted FOR the election to our Board of the nominees listed herein; FOR management’s proposal to approve on an advisory basis the compensation of our named executive officers; and FOR the ratification of the appointment of KPMG LLP as independent registered public accountants to examine our consolidated financial statements for 2026.
If any other matters are properly presented for action at the meeting, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment. Brokers or other nominees who hold Shares for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting.
Your broker is not permitted to vote on your behalf on the election of directors or the advisory vote proposal on approval of compensation, as well as any other non-routine matters unless you provide specific instructions by completing and returning the proxy card or by following the instructions provided to you by your broker, trustee or nominee to vote your
Shares via telephone or the Internet. We expect that brokers and nominees will determine that they have the discretion to vote the Shares held of record by them in the absence of voting instructions from the beneficial holder only on the ratification of the selection of our independent public accountants.
As a result, it is important to understand that if you hold your Shares through a broker, you must give your broker specific instructions on how to vote your Shares for them to be counted as votes cast on a number of matters considered at the meeting and to affect the outcome of those votes.
You may vote your Shares in one of several ways, depending upon how you own your Shares. If you own shares registered in the name of a bank, broker or other nominee, refer to your proxy card or voting instruction form to see which voting methods are available to you. If you own shares that are registered with our transfer agent in your own name, you may vote on the Internet, by telephone or mail as described on your ballot card or voting instruction form.
This year’s annual meeting will be virtual. You may vote during the meeting pursuant to the rules and procedures for participating in and voting during the Annual Meeting set forth in our meeting rules of conduct, which shareholders will be able to view prior to or during the meeting at www.virtualshareholdermeeting.com/SEIC2026 by entering the 16-digit voting control number found on your proxy card or your voting instruction form, and by following the instructions to vote.
Any record Shareholder giving a proxy or other voting instruction has the right to revoke it by providing written notice of revocation to our Secretary at any time before the proxy or voting instruction is voted.
Please read both this Proxy Statement and our Annual Report before you cast your vote.

6	SEI | 2026 Proxy Statement
About SEI.
SEI is a leading global provider of financial
technology, operations, and asset
management services within the financial
services industry. We tailor our solutions and
services to help clients more effectively
deploy their capital—whether that’s money,
time, or talent—so they can better serve their
clients and achieve their growth objectives.

Reimagine "asset management"
Invest in proven growth engines
Powering Growth
Enterprise excellence
Boost international returns
Strategic capital allocation

2025 Performance highlights**
In many aspects, 2025 was a record year for us. SEI’s total revenue, operating income, and earnings per share reached record levels for the year and demonstrated strong growth over 2024. Net sales events, which measures the value of new business wins less business losses, also reached a record. These results were achieved while maintaining a fortress balance sheet and returning approximately $740 million of capital to shareholders.
Net sales events

2025
2024
Revenue

2025
2024
Earnings per share

2025
2024
$2.3B
$150M
$5.63
$128M
$2.1B
$4.41

Operating margin

2025
2024
Assets under Mgmt.

2025
2024
Assets under Admin

2025
2024
$555B
27%
$1.2T
26%
$1.1T
$477B

Dividends

2025
2024
Share repurchases

2025
2024
Long-term debt

2024	$0
2025
$616M
$124M
$500M
$120M
**As of year end Dec. 31, 2025, compared to year end 2024
For more detailed information about our financial performance, please review the Company’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2025.

2026 Proxy Statement | SEI	7
Proxy summary.

Annual meeting of shareholders
Voting matters
Shareholders will be asked to vote on the following matters at the Annual Meeting. We encourage you to read this entire
Proxy Statement before voting.

1
To elect three directors for a term expiring at our 2029 Annual
Meeting of Shareholders
Our Board unanimously recommends that Shareholders vote FOR
the election of Mr. Ryan P. Hicke, Ms. Kathryn M. McCarthy and
Mr. Thomas C. Naratil to the class of directors whose term will expire at our 2029 Annual Meeting of Shareholders.

	Vote FOR each director nominee	See Page 8.

2
To approve on an advisory basis the compensation of our named executive officers
Our Board seeks a non-binding advisory vote from our Shareholders to approve the compensation of the named executive officers as disclosed in this Proxy Statement. Our Board and our Compensation Committee
value the opinions of our Shareholders. To the extent that there is any significant vote against the compensation of our named executive officers, we will consider our Shareholders’ concerns, and the
Compensation Committee will evaluate whether any actions are necessary to address those concerns.

	Vote FOR	See Page 27.

3
To ratify the appointment of KPMG LLP as independent registered public accountants to examine our consolidated financial
statements for 2026
The Audit Committee of our Board has selected KPMG LLP (“KPMG”) as our independent registered public accounting ﬁrm to audit our consolidated financial statements for the ﬁscal year ending December 31,
2026. The Audit Committee and the Board seek to have the Shareholders ratify the appointment of KPMG by the Audit Committee.

	Vote FOR	See Page 54.

Date and time May 27, 2026 at 9 a.m. ET

Location www.virtualshareholder meeting.com/SEIC2026

Record date March 12, 2026

8	SEI | 2026 Proxy Statement

Proposal 1	Election of Directors.

Board structure
Our Board currently consists of eight members and is divided into three classes comprised of three directors in two of the classes and two directors in the other class. One class is elected each year to hold office for a three-year term and until successors of such class are duly elected and qualified, except in the event of death, resignation, or removal of a director.
At our 2026 Annual Meeting, Shareholders will be asked to vote upon the election of three nominees to the class of directors whose term will expire at our 2029 Annual Meeting of Shareholders.
Required vote and nomination process
Under our Bylaws, directors must be elected by a majority of votes cast in uncontested elections. This means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” the nominee. In contested elections, the vote standard would be a plurality of votes cast. Our Bylaws provide that, in an uncontested election, each director nominee who is an incumbent director must submit to the Board before the annual meeting a letter of resignation that is conditioned on not receiving a majority of the votes cast at the annual meeting. Should a candidate not receive a majority of the votes cast at the meeting, his or her resignation is tendered to the independent directors of the Board for a determination of whether or not to accept the resignation. The Board’s decision and the basis for the decision would be disclosed within 90 days following the certification of the final vote results.
Shares represented by properly executed proxy cards in the accompanying form will be voted for such nominees in the absence of instructions to the contrary.
The Board, following the recommendation of the Board’s Nominating Committee and following the nominating process described under the caption “Nominating Process” elsewhere in this Proxy Statement, has nominated Ryan P. Hicke,
Kathryn M. McCarthy and Thomas C. Naratil for election at our 2026 Annual Meeting. Each of the nominees are incumbent directors, have consented to be named and to serve if elected, and have provided the Board the conditional letter of resignation that is required under our Bylaws. We do not know of anything that would preclude these nominees from serving if elected. If, for any reason, a nominee should become unable or unwilling to stand for election as a director, either the Shares represented by all proxies authorizing votes for such nominee will be voted for the election of such other person as our Board may recommend, or the number of directors to be elected at our 2026 Annual Meeting will be reduced accordingly.
Reasons for Board recommendation
Set forth below is certain information concerning Mr. Hicke, Ms. McCarthy, Mr. Naratil and each of the five other current directors whose terms continue after our 2026 Annual Meeting. In determining to nominate the nominees for election to the Board, as well in considering the continued service of the other members of our Board, our Board has considered
SEI’s strategic ambitions, the aggregated skill-sets of the Board necessary to support the oversight of these ambitions, the specific experiences and attributes of each director listed below, and based on their direct personal experience, the insight and collegiality that each of the nominees and continuing directors brings to board deliberations.
Our Board unanimously recommends that Shareholders vote FOR the election of Mr. Ryan P. Hicke,
Ms. Kathryn M. McCarthy and Mr. Thomas C. Naratil to the class of directors whose term will expire at our 2029 Annual Meeting of Shareholders.

2026 Proxy Statement | SEI	9

Proposal 1: Election of Directors

Nominees for election at our 2026 annual meeting of shareholders with terms expiring in 2029:

Ryan P. Hicke Chief Executive Officer, SEI

Age: 48 Director since: June 2022	Committees: None	Other Public Company Boards: None
CAREER HIGHLIGHTS
CEO, SEI
Mr. Hicke is our Chief Executive Officer, responsible for our global business strategy and execution of this strategy.
Various Roles, SEI
Mr. Hicke’s 27-year career at SEI includes 11 years in asset management and 13 years in technology across various parts of our business, with his tenure evenly split between U.S. and global experience. Prior to being named CEO, he was our
Chief Information Officer overseeing the information technology strategy and investment operations for the Company.
Mr. Hicke also previously served as head of our Technology Unit, as well as a Managing Director in our U.K. wealth management business.
Education
Mr. Hicke holds a degree in Finance from Saint Joseph’s University.
QUALIFICATIONS
Mr. Hicke’s history and experience across the Company expose him to the needs and challenges of our clients on a daily basis, while sitting on our Executive team for many years has given him insight into strategically managing and running the Company.

10	SEI | 2026 Proxy Statement

Proposal 1: Election of Directors

Kathryn M. McCarthy
INDEPENDENT
Independent Consultant and Financial Advisor

Age: 77 Director since: October 1998	Committees: •Audit •Compensation •Nominating (Chair)	Other Public Company Boards: None
CAREER HIGHLIGHTS
Independent Consultant and Financial Advisor
Ms. McCarthy is an independent consultant and financial advisor to global families and family offices. She serves on several family office boards as well as investment committees and private trust company boards.
Director and Chair, Audit Committee, Rockefeller Trust Company, N.A.
Ms. McCarthy serves as a Director and Chairs the Audit Committee of Rockefeller Trust Company, N.A.
Managing Director, Rockefeller & Co., Inc. (February 2000 – May 2003)
From February 2000 to May 2003, Ms. McCarthy served as a Managing Director at Rockefeller & Co., Inc.
President, Marujupu, LLC (November 1996 – June 1999)
Ms. McCarthy was the President of Marujupu, LLC (a New York-based family office) from November 1996 to June 1999 and subsequently an advisor to Marujupu, LLC on investment and wealth transfer matters.
Senior Financial Counselor and Portfolio Manager, Rockefeller & Co., Inc. (June 1992 – October 1996)
From June 1992 to October 1996, Ms. McCarthy was a Senior Financial Counselor and portfolio manager with
Rockefeller & Co., Inc., a family office and investment manager.
QUALIFICATIONS
Ms. McCarthy’s experience as a consultant and financial advisor to investors, family offices and her wealth management experience has given her insight into the various issues faced by the investment and wealth management business of SEI and its clients.

2026 Proxy Statement | SEI	11

Proposal 1: Election of Directors

Thomas C. Naratil
INDEPENDENT
Operating Partner, Lightyear Capital

Age: 64 Director since: July 2025	Committees: •Audit •Legal and Regulatory Oversight	Other Public Company Boards: None
CAREER HIGHLIGHTS
Operating Partner, Lightyear Capital (July 2023 - Present)
Mr. Naratil is an Operating Partner at Lightyear Capital, a private equity firm investing in the nexus of financial services and technology, healthcare, and business services.
Finance Senior Fellow, United States Military Academy (January 2023 - Present)
Mr. Naratil is a Finance Senior Fellow at the United States Military Academy, where he works with the Finance and
Economics faculty to train future officers through scholarship, research, and discipline, focusing on teaching, coaching, and mentoring soldiers on personal finance.
Various Roles, UBS
Prior to joining Lightyear Capital, Mr. Naratil enjoyed a 39-year career at UBS, including serving as a member of the
UBS Group Executive Board, Co-President of Global Wealth Management and President of Wealth Management America,
Group Chief Financial Officer, Group Chief Operating Officer, Chairman of UBS Americas Holding LLC, UBS Bank USA,
and UBS Financial Services Inc.
Board and Advisory Roles
Tom is a member of the Board of Directors of three Lightyear portfolio companies, Allworth Financial, Prime Pensions and WSTopCo Limited (Wren Sterling). He also serves as a member of the Board of Directors of KKR Private Equity
Conglomerate, LLC (K-PEC).
Education
Mr. Naratil holds an M.B.A. from the Stern Graduate School of Business at New York University and a B.A. in history from
Yale University.
QUALIFICATIONS
Mr. Naratil’s long tenure in the wealth management space, as well as his current role at Lightyear Capital, provide the
Board with insight into the areas of technology, business services, and finance.

12	SEI | 2026 Proxy Statement

Proposal 1: Election of Directors

Continuing Directors with terms expiring in 2027:

Carl A. Guarino
INDEPENDENT
Former Chief Executive Officer, WizeHive, Inc. Chairman

Age: 68 Director since: September 2014	Committees: •Audit •Compensation •Nominating	Other Public Company Boards: None
CAREER HIGHLIGHTS
CEO, WizeHive, Inc. (June 2017 – August 2024)
Mr. Guarino was the Chief Executive Officer of WizeHive, Inc., a SaaS company that provides a platform for managing grants, scholarships, and employee giving solutions, from June 2017 until WizeHive was acquired in August 2024.
CEO, Procurian Inc. (August 2006 – January 2014)
Mr. Guarino was Chief Executive Officer of Procurian Inc. (a provider of procurement outsourcing services to Fortune
1000 firms) from August 2006 until January 2014, shortly after the acquisition of Procurian by a subsidiary of
Accenture PLC.
Executive Vice President, Investment Advisors, SEI (Prior to March 2006)
Prior to March 2006, Mr. Guarino was our Executive Vice President, Investment Advisors.
QUALIFICATIONS
Mr. Guarino has great familiarity with us and our market units, particularly the investment advisor segment, and his experience and knowledge of the information technology industry provide the Board with a valuable perspective on our business activities.

2026 Proxy Statement | SEI	13

Proposal 1: Election of Directors

Carmen V. Romeo
INDEPENDENT
Private Investor

Age: 82 Director since: June 1979	Committees: •Audit (Chair) •Nominating •Legal and Regulatory Oversight	Other Public Company Boards: None
CAREER HIGHLIGHTS
Executive Vice President, SEI (December 1985 – December 2004)
From December 1985 to December 2004, Mr. Romeo served as one of our Executive Vice Presidents. Mr. Romeo officially retired from his executive responsibilities effective December 31, 2004.
Treasurer and Chief Financial Officer, SEI (June 1979 – September 1996)
Mr. Romeo was our Treasurer and Chief Financial Officer from June 1979 until September 1996.
Certified Public Accountant, Arthur Andersen & Co. (Prior to 1979)
Mr. Romeo was a certified public accountant with Arthur Andersen & Co. prior to 1979.
QUALIFICATIONS
In addition to his familiarity with public company accounting and financial management issues, Mr. Romeo has great familiarity with us, and particular knowledge of our business and related technology and asset management solutions, from his previous role with us as the executive having ultimate managerial responsibility for the Company’s Investment
Advisors business.

14	SEI | 2026 Proxy Statement

Proposal 1: Election of Directors

Continuing Directors with terms expiring in 2028:

Jonathan A. Brassington
INDEPENDENT
Co-Founder and Partner, Proofpoint Capital

Age: 51 Director since: April 2022	Committees: •Audit •Compensation •Nominating	Other Public Company Boards: None
CAREER HIGHLIGHTS
Co-Founder and Partner, Proofpoint Capital (September 2025 - Present)
Mr. Brassington partners with founders to scale enduring, high-growth technology companies by bringing an operator’s lens to cadence, hiring, and go-to-market execution.
Advisory Partner, NewSpring Capital (March 2024 – Present)
Since March 2024, Mr. Brassington has been a Partner at NewSpring Capital, where he focuses on investing growth capital in software and technology-enabled business.
Head of Digital Customer Experience (DCX), North America, Capgemini (2020 – May 2023)
From 2020 until May 2023, Mr. Brassington led Capgemini’s Digital Customer Experience (DCX) business in North
America, focusing on DCX transformation for Global 1000 clients.
Leader, Capgemini Invent, North America (March 2018 – December 2019)
From March 2018 until December 2019, he led Capgemini Invent in North America, the management consulting division of Capgemini, Inc.
CEO, Partner, and Co-founder, LiquidHub (Prior to 2018)
Prior to Capgemini, Mr. Brassington was the CEO, Partner, and Co-founder of LiquidHub, a digital transformation company focused on reimagining customer engagement.
Board and Advisory Roles
Mr. Brassington is a member of the Board of Advisors at the University of Pennsylvania’s School of Engineering
and Applied Science. He also serves on the Board and Executive Committee of Philadelphia Alliance for Capital
and Technology.
QUALIFICATIONS
Mr. Brassington has deep expertise in the use of digital technologies to transform the wealth management sector gained from his experience providing strategic advisory and technology transformation services to many asset and wealth management firms, including five of the seven largest global asset managers. He has also advised venture and private equity firms on new and existing fintech investments, giving him insight into the opportunities and challenges faced by our investment and wealth management business, as well as our clients.

2026 Proxy Statement | SEI	15

Proposal 1: Election of Directors

William M. Doran Consultant; Retired Partner Morgan Lewis & Bockius LLP (Law Firm)

Age: 85 Director since: March 1985	Committees: •Legal and Regulatory Oversight (Chair)	Other Public Company Boards: None
CAREER HIGHLIGHTS
Partner, Morgan, Lewis & Bockius LLP, Philadelphia, PA (October 1976 - October 2003)
From October 1976 to October 2003, Mr. Doran was a partner in the law firm of Morgan, Lewis & Bockius LLP,
Philadelphia, PA, a firm that provides significant legal services to SEI, our subsidiaries and our investment products.
Former Board and Advisory Roles
Mr. Doran was formerly a trustee of various SEI-related trusts, each of which is an investment company for which our subsidiaries act as advisor, administrator and/or distributor. Mr. Doran also served as a director of certain of SEI’s subsidiaries until he retired from these positions during 2024 and 2025.
QUALIFICATIONS
Mr. Doran’s legal training and experience, his relationship with us as outside legal counsel for many years, and his long-standing oversight responsibilities as an active member of the Board and many of our regulated subsidiaries are valuable to his service on the Board and as Chair of the Legal and Regulatory Oversight Committee.

16	SEI | 2026 Proxy Statement

Proposal 1: Election of Directors

Karin A. Risi
INDEPENDENT
Independent Director, HarbourVest Partners

Age: 53 Director since: July 2025	Committees: •Compensation (Chair) •Nominating	Other Public Company Boards: None
CAREER HIGHLIGHTS
Independent Director, HarbourVest Partners (May 2025 – Present)
Ms. Risi is an independent director for HarbourVest Partners, a global private markets investment firm.
Various Roles, Vanguard (prior to 2024 - December 2024)
At Vanguard, Ms. Risi served as Managing Director overseeing Enterprise Strategy, Global Investment Product
Development, Marketing and Communications from 2021 to 2024. Reporting to the CEO since 2015, she also held executive roles with Vanguard including Managing Director of Vanguard’s Personal Investor and Wealth
Management businesses.
Board and Advisory Roles
In addition, Ms. Risi holds roles in several non-profit organizations, serving as Trustee for Episcopal Academy and
Business Advisor for Unite for HER since 2020.
QUALIFICATIONS
Ms. Risi is valuable member of our Board, bringing her knowledge and talents in many subject matter areas including operations, human resources, investment management, business growth and revenue generation, marketing and communications, product development, corporate strategy, and risk management.

2026 Proxy Statement | SEI	17
Corporate governance.

Board leadership structure
As of January 1, 2026, Mr. Guarino serves as the Chairman of our Board.
Alfred P. West, Jr., our founder and Chief Executive Officer until June 2022, served as our Executive Chairman of our
Board until his retirement from active participation as a Board member on December 31, 2025. Upon Mr. Guarino’s appointment as Chairman, Mr. West assumed the title of Chairman Emeritus, a position that establishes Mr. West as an observer on our Board with no voting rights and a mentor and strategic sounding board to members of our
Executive Committee.
During Mr. West’s tenure as Executive Chairman, Ms. McCarthy served in the capacity as Lead Independent Director with the responsibilities and authority set out in the Lead Independent Director Charter. This position was designed to ensure that the considerations of non-management directors are addressed at the Board. With the appointment of Mr. Guarino as
Chairman of the Board on January 1, 2026, this position was eliminated and the responsibilities of the Lead Independent
Director were consolidated in the Chairman position.
Executive Sessions
As the Lead Independent Director, Ms. McCarthy was responsible for chairing the executive sessions of the Board during
2025. Mr. Guarino, as Chairman, now discharges all such responsibilities. Our independent directors meet in regularly scheduled executive sessions without management present.
Director Independence
Our Board has determined that each of Mr. Brassington, Mr. Guarino, Ms. McCarthy, Mr. Naratil, Ms. Risi, and Mr. Romeo
is an “independent director” as such term is defined in Rule 5605(a)(2) promulgated by The NASDAQ Stock Market LLC.
In this Proxy Statement, these six directors are referred to individually as an “independent director” and collectively as the
“independent directors.” In determining Mr. Naratil’s independence, the Board took into account Mr. Naratil’s directorship with KKR Private Equity Conglomerate, LLC and the Company’s commercial relationships with such entity and certain of its affiliates, and determined that such relationships did not affect Mr. Naratil’s independence.

Board committees
The standing committees of our Board are the Audit Committee, the Compensation Committee, the Nominating
Committee, and the Legal and Regulatory Oversight Committee. Each committee operates pursuant to a formal written charter, which are available on our website at seic.com under “Investor Relations > Leadership > Governance
Documents.” The current composition, number of meetings, and primary responsibilities of each committee is set forth below. The Board is currently finalizing an analysis of how best to support the strategic ambitions of the Company and expects to enlarge the scope of responsibilities of its standing committees by amending the charters of these committees to further delegate Board responsibilities as follows:
•The Compensation Committee will become the Compensation and Human Capital Committee and expand the responsibilities of the current Compensation Committee to oversight, among other things, of matters related to CEO and Executive Committee member succession planning, and executive talent and leadership development.

18	SEI | 2026 Proxy Statement

Corporate governance
•The Nominating Committee will become the Nominating and Governance Committee, and expand the responsibilities of the current Nominating Committee to, among other things, oversight of matters related to oversight of:
–Board succession planning,
–Our corporate governance policies and practices,
–Board and committee performance,
–Director education programs, and
–Director independence and conflicts of interest.
•The Legal and Regulatory Oversight Committee will become the Legal, Regulatory and Risk Oversight Committee and
expand the responsibilities of the current Legal and Regulatory Oversight Committee to oversight, among other things, of matters that come within the scope of SEI’s risk function.
Audit Committee
Five meetings during 2025
100% independent directors

Mr. Romeo (Chair and Audit Committee Financial Expert)	Mr. Brassington	Mr. Guarino	Ms. McCarthy	Mr. Naratil
Primary responsibilities:
•Assist the Board in oversight of the quality and integrity of the financial reporting process
•Retain, set compensation and retention terms for, terminate, oversee, and evaluate activities of the Company’s independent auditors
Audit Committee Report: Page 56
Compensation Committee
Four meetings during 2025
100% independent directors

Ms. Risi (Chair)	Mr. Brassington	Mr. Guarino	Ms. McCarthy
Primary responsibilities:
•Administer compensation programs, including equity and incentive plans; set salaries and employment agreements for executive officers
•Establish director and executive officer compensation per its charter and Board-approved plans

2026 Proxy Statement | SEI	19

Corporate governance
The Compensation Committee may delegate its responsibilities under limited circumstances to a subcommittee composed only of a subset of Compensation Committee members. Also, under the terms of the Board- and shareholder-approved equity compensation plans, the Compensation Committee is authorized to provide our CEO with limited authority to make stock-based awards to non-executive employees in connection with recruitment, retention, performance recognition or promotion; however, the Compensation Committee has not authorized our CEO to make any equity grants to our executive officers.
Mr. Guarino served as the Chair of the Compensation Committee until his appointment as Board Chair on January 1,
2026. Upon Mr. Guarino’s appointment as Chair of the Board, Ms. Risi was appointed as the Chair of the Compensation
Committee. Mr. Guarino remains a member of the Compensation Committee.
Nominating Committee
Three meetings during 2025
100% independent directors

Ms. McCarthy (Chair)	Mr. Brassington	Mr. Guarino	Ms. Risi	Mr. Romeo
Primary responsibilities:
•Consider nominees for election to the Board from time to time, including recommendations submitted by our shareholders
•Recommend changes to the Company’s Director Nominee and Shareholder Communications Policy and to otherwise advise the Board on corporate governance principles
Mr. Guarino served as the Chair of the Nominating Committee until his appointment as Board Chair on January 1, 2026.
Upon Mr. Guarino’s appointment as Chair of the Board, Ms. McCarthy, who previously served as our Lead Independent
Director, a position which no longer exists, was appointed as the Chair of the Nominating Committee. Mr. Guarino remains a member of the Nominating Committee.
Legal & Regulatory Oversight Committee
Four meetings during 2025
67% independent directors

Mr. Doran (Chair)	Mr. Naratil	Mr. Romeo
Primary responsibilities:
•Oversee compliance with rules and regulations of various regulatory bodies having jurisdiction over our business and operations and those of our subsidiaries

20	SEI | 2026 Proxy Statement

Corporate governance
Board and committee meetings
Our Board held fifteen meetings in 2025. During the year, each director attended more than 75 percent of the meetings of our Board and of the committees on which he or she served, except for Mr. West. While we do not have a specific written policy with regard to attendance of directors at our annual meetings of shareholders, we encourage, but do not mandate, board member attendance at our annual meetings of shareholders, particularly with respect to board members who are up for election at that annual meeting. All of our directors who were members of the Board at that time attended our 2025
Annual Meeting of Shareholders.
Nominating process
Our Nominating Committee consists solely of independent directors. Among the responsibilities of the Nominating
Committee is the management and administration of our Board Nomination and Shareholder Communication Policy.
Board candidates are considered by the Nominating Committee based on various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of our shareholders, and personal integrity and judgment. Directors are also considered based on their diverse backgrounds and on contributions that they can make to us, as well as their ability to fill a current board need. In addition, directors must have time available to devote to activities of our Board and to enhance their knowledge of our industry. The
Board prefers a mix of background and experience among its members, and it uses its judgment to identify nominees whose backgrounds, attributes and experiences, which taken as a whole, will contribute to insightful and robust, yet collegial, Board deliberation. Accordingly, while there is no exact formula, we seek to attract and retain highly qualified directors with relevant experience who have sufficient time to attend to their substantial duties and responsibilities to us.
Our Nominating Committee considers recommendations for nominations from a wide variety of sources, including members of our Board, business contacts, our legal counsel, community leaders, and members of our management.
Shareholder nominations
Our Nominating Committee will also consider shareholder recommendations for director nominees that are received in a timely manner. Subject to compliance with statutory or regulatory requirements, our Nominating Committee does not expect that candidates recommended by shareholders will be evaluated in a different manner than other candidates. All such recommendations for election of directors at the 2027 annual meeting should be submitted in writing to our Secretary at our principal offices (1 Freedom Valley Drive, Oaks PA 19456-1100). The Nominating Committee Charter and the
Board’s current policy with respect to Board Nominees and Shareholder Communications may be viewed on our website at seic.com under “Investor Relations > Leadership > Governance Documents.”
In addition, our shareholders may nominate candidates for election as director by soliciting votes using their own proxy materials. See Other Important Information > Nominations and Proposals by Shareholders for our 2027
Annual Meeting.
Board refreshment
Our Board regularly reviews its composition, skills, and needs in the context of the Company’s overall strategy. As a result of this commitment to Board refreshment, we have added two highly-qualified independent directors in the past year, strengthening our Board’s expertise in traditional and emerging financial markets, digital technologies, customer engagement, and organic and inorganic strategic growth.
No mandatory term limits
Our Board has concluded that directors should not be subject to mandatory term limits because the Board believes that the knowledge, expertise and continuity provided by those directors who have experience with the Company and who continue to meet the Board membership criteria considered by the Nominating Committee can continue to provide valuable guidance to the Company.
Mandatory retirement age
To facilitate Board refreshment, at the recommendation of our Nominating Committee, our Board has adopted a retirement policy, pursuant to which no director shall be nominated for re-election upon the conclusion of such director’s term ending after the director’s 75th birthday, provided that the directors on the Board upon initial approval of the retirement policy are not prohibited from serving as directors through the annual meeting of the Company’s shareholders held in 2028.

2026 Proxy Statement | SEI	21

Corporate governance

Risk oversight by the Board
It is management’s responsibility to assess and manage the various risks we face. It is the Board’s responsibility to oversee management in this effort.

The Board
The Board has delegated aspects of their risk management oversight responsibility to three committees of the Board. The Board directly considers risk matters related to our strategic, operational, and corporate governance matters, as well as risk that could adversely affect our reputation.

The Audit Committee Generally oversees risk policies related to our financial statements and reporting.	The Legal and Regulatory Oversight Committee Generally oversees risk policies related to our compliance with legal and regulatory obligations.	The Compensation Committee Generally oversees risk policies related to our compensation arrangements.

Enterprise risk management framework
•We maintain an Enterprise Risk Management (“ERM”) Policy and Program that reflects a structured, organization‑wide approach to risk identification, assessment, mitigation, and oversight. This program is administered throughout the year by our Enterprise Risk Management team, leveraging standardized tools and defined governance processes to support consistent and transparent risk management across the enterprise.
•Senior management from across our organization, including our subsidiaries, participate in the Enterprise Risk
Committee (“ERC”), which meets at least quarterly and more frequently when needed. The ERC oversees enterprise‑level risks, sets risk appetite for major risk categories, and provides governance and escalation channels for significant risk issues.
•The ERC has established specialized advisory committees with focused expertise in order to ensure that the major risk-producing activities by the Company receive focused attention and expertise, including the Technology Risk
Committee, Operational Risk Management Committee, and the Investment Management Risk Committee. These
committees are comprised of stakeholders with domain expertise from across the organization and subsidiaries.
They meet at least quarterly, or more often as circumstances warrant, to evaluate risks within their respective areas, review the design and effectiveness of controls, oversee risk events and remediation activities, and escalate matters to the ERC where appropriate.
•On an ongoing basis, risk identification and assessment activities are performed throughout the organization. This includes risk assessments by our internal audit function, our compliance function, management‑level committees, risk practitioners, and subject‑matter experts across technology, operations, investment management, and other business areas, using standardized methodologies. These processes support consistent evaluation of inherent and residual risk, inform mitigation strategies, and highlight issues requiring escalation or acceptance in line with established governance thresholds.
•These assessments and insights reviewed with the ERC, which includes senior leaders from each of our major business and supporting units. The ERC evaluates enterprise‑level themes, material risks, and recommended mitigation actions and ensures alignment with the organization’s risk appetite and strategic objectives.
•Our Board, through its established governance structure, oversees executive management’s risk management processes, reviews Risk Appetite Statements for major risk categories, and receives escalations for significant risks in accordance with committee charters and governance protocols.
•In January of each year, a key business risk summary is presented by our Chief Risk Officer to a joint meeting of the
Audit Committee and the Legal and Regulatory Oversight Committee of our Board. Additionally, this joint meeting of the
Audit Committee and the Legal and Regulatory Oversight Committee considers and approves the material corporate policies related to matters overseen by our Risk function and Chief Risk Officer.
•During the year, our Chief Risk Officer, Chief Financial Officer, and our General Counsel have responsibility for escalating, as appropriate, risk events and updates to the Audit Committee and the Legal and Regulatory Oversight
Committee, respectively.

22	SEI | 2026 Proxy Statement

Corporate governance

Engagement with shareholders
Our Board considers the feedback of our shareholders as critical to our long-term success and values the input provided when making decisions for our Company. Our discussions with shareholders often relate to our executive compensation program and governance matters.
During 2025, we performed an active shareholder outreach program, engaging investors to understand the issues that are important to them so that management and the Board can use that knowledge to inform our decision-making and help shape our corporate practices.
During 2025, we engaged with shareholders through one-on-one meetings, investor conferences, earnings calls, investor and analyst calls, on site investor meetings, and bespoke investor roadshows. We also hosted an Investor Day in
September 2025, our first since 2022, where we provided a detailed overview of our business and strategy, which was well received by participants. Our shareholder engagement team included our Chief Executive Officer, Chief Financial and
Chief Operating Officer, the heads of our business segments, and our Head of Investor Relations.
This engagement, together with our commitment to robust corporate governance, supported ongoing Board and management oversight. During the year, we further strengthened Board oversight through the addition of two highly qualified independent directors, Thomas C. Naratil and Karin A. Risi.
Shareholder communications to our Board
Shareholders may send communications to our Board in writing, addressed to the full Board, individual directors, or a specific committee of our Board, in care of our Secretary, to our principal offices (1 Freedom Valley Drive, Oaks,
PA 19456-1100). Our Board relies on our Secretary to forward written questions or comments to the full Board, named directors, or specific committees of our Board, as appropriate. General comments or inquiries from shareholders are forwarded to the appropriate individual internally. The Board’s current policy with respect to Board Nominees and
Shareholder Communications may be viewed on our website at seic.com under “Investor Relations > Leadership >
Governance Documents.”

2026 Proxy Statement | SEI	23

Corporate governance

Other governance principles and practices
The main governance documents of our Board include our Board Nomination and Shareholder Communication Policy, as
well as the charters of our Audit Committee, Compensation Committee, Nominating Committee, and Legal and Regulatory
Oversight Committee. Each of these documents and various other documents embodying our governance principles, including our Code of Conduct (described below) are published on our website at seic.com under “Investor Relations >
Leadership > Governance Documents.” As and when we amend the charters of any of these committees, we will update the materials on our website and make the necessary filings with the SEC.
The Board has also adopted a number of other policies that directly affect governance and risk management. These include the policies described below.
Code of conduct, code of ethics and related policies
We also maintain our Code of Conduct, our Whistleblowing, Complaints and Non-Retaliation Policy, and our Code of
Ethics for Senior Financial Officers. Amendments and waivers of our Code of Ethics for our Senior Financial Officers will either be posted on our website or ﬁled with the Securities and Exchange Commission on a Current Report on Form 8-K.
Insider trading policy
We also have an Insider Trading Policy that governs transactions in our securities by our directors, officers, and employees, and promotes compliance with the laws and rules applicable thereto. The Insider Trading Policy is filed as an exhibit on our Annual Report on Form 10-K. The Insider Trading Policy provides that directors, executive officers, and other employees subject to our insider trading compliance program are not permitted to enter into any transaction designed to hedge, or having the effect of hedging, the economic risk of owning our securities.
Compensation-related policies
We have adopted a Compensation Recoupment Policy and a Stock Ownership Policy both of which are described below under the caption “Compensation Discussion and Analysis.”
Related party transactions
Our Board believes that transactions with related persons present a heightened risk of conflicts of interest (or the perception thereof). Our Code of Conduct thus contains a provision regarding transactions with related persons that requires that our Audit Committee review and approve, before it is consummated, any “related person” transaction as defined in Item 404(a) of Regulation S-K to which a director or executive officer is, directly or indirectly, a party. A related person transaction is any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. No related person transaction will be executed without the approval or ratification of our Audit Committee. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest.
Since January 1, 2025, there have been no related person transactions with any director or executive officer of the
Company or any other related person, as defined in Rule 404 under Regulation S-K and none is proposed.

24	SEI | 2026 Proxy Statement
Director compensation.
During 2025, each director who was not an employee received an annual retainer of $70,000. The annual chair fee for the
Audit, Compensation, Legal and Regulatory Oversight and Nominating Committees was $20,000, $15,000, $15,000 and
$5,000, respectively, and the annual retainer fee for the Audit Committee was $10,000, for each of the Compensation and
Legal Regulatory and Oversight Committees was $7,500, and for the Nominating Committee was $5,000. The annual retainer for the Lead Independent Director was $15,000, a position which no longer exists. Our Board expects to review the foregoing retainers in light of any changes to the responsibilities of the various standing committees of the Board and the Chairs thereof in connection with the currently ongoing governance review being undertaken by the Board.
Each non-employee director received an annual grant of 2,266 RSUs. RSUs granted in 2025 were time-based and not based on the achievement of performance targets.
Our non-employee directors did not receive an annual grant of options during 2025. As of December 31, 2025, our non-employee directors owned options to purchase the following aggregate numbers of Shares: Mr. Brassington, 25,500;
Mr. Doran, 75,500; Mr. Guarino, 75,500; Ms. McCarthy, 75,500; and Mr. Romeo, 70,500.
The following table summarizes the compensation paid to our directors for 2025:

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	All other compensation ($)(2)	Total ($)
Jonathan A. Brassington	95,000	188,078	—	283,078
William M. Doran	92,500	188,078	348,004	628,582
Carl A. Guarino	112,500	188,078	—	300,578
Kathryn M. McCarthy	107,500	188,078	—	295,578
Stephanie D. Miller(3)	43,750	—	—	43,750
Thomas C. Naratil(4)	43,750	376,122	—	419,872
Karin A. Risi(5)	41,250	376,122	—	417,372
Carmen V. Romeo	112,500	188,078	—	300,578
(1)Reflects the aggregate grant date fair value of RSUs as calculated in accordance with ASC 718. See Notes 1 and 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. As of
December 31, 2025, our directors owned the following aggregate numbers of RSUs: Mr. Brassington, 5,441; Mr. Doran, 5,441;
Mr. Guarino, 5,441; Ms. McCarthy, 5,441; Mr. Naratil, 4,342; Ms. Risi, 4,342 and Mr. Romeo, 5,441.
(2)During 2025, Mr. Doran received trustee fees of $178,000 for serving as a trustee of approximately 13 mutual funds or trusts, each of which we either administered or sponsored. During 2025, Mr. Doran served as a director of SEI Investments Distribution Co., SEI
Investments (Asia) Limited, SEI Investments (Europe) Ltd., SEI Global Nominee Ltd., SEI Investments Global Fund Services Limited,
SEI Investments Global, Limited and SEI Alpha Strategy Portfolios, L.P. and received $14,166 per month pursuant to a consulting agreement with us.
(3)Ms. Miller resigned from the Board of Directors effective July 22, 2025. Amounts shown reflect compensation earned for service as a director during fiscal year 2025.
(4)In connection with his appointment as a director on July 22, 2025, Mr. Naratil was awarded a one-time on-boarding grant of
2,076 RSUs under our 2024 Omnibus Equity Compensation Plan. Mr. Naratil also received a year-end annual RSU grant consistent with that awarded to our other directors.
(5)In connection with her appointment as a director on July 22, 2025, Ms. Risi was awarded a one-time on-boarding grant of 2,076 RSUs under our 2024 Omnibus Equity Compensation Plan. Ms. Risi also received a year-end annual RSU grant consistent with that awarded to our other directors.

2026 Proxy Statement | SEI	25
Ownership of shares.
The following table contains information as of March 12, 2026 (except as noted) relating to the beneficial ownership of
Shares by our Chief Executive Officer and our Chief Financial and Chief Operating Officer, by each of our three other most highly compensated executive officers, by each of the members of our Board (including nominees), by all members of our
Board (including nominees) and executive officers in the aggregate, and by the holders of five percent or more of the total
Shares outstanding. As of March 12, 2026, there were 120,982,101 Shares outstanding. Information as to the number of
Shares owned and the nature of ownership has been provided by these persons and is not within our direct knowledge.
Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the
Shares listed.

Name of individual or identity of group	Number of shares owned(1)	Percentage of class(2)
William M. Doran(3)	1,148,284	*
Carmen V. Romeo(4)	2,935,145	2.4
Ryan P. Hicke(5)	402,924	*
Kathryn M. McCarthy	138,866	*
Carl A. Guarino(6)	88,023	*
Jonathan A. Brassington	13,516	*
Thomas C. Naratil	—	*
Karin A. Risi	—	*
Philip N. McCabe	320,868	*
Sanjay K. Sharma	170,883	*
Sean J. Denham(7)	41,856	*
Michael F. Lane	20,232	*
All executive officers and directors as a group (17 persons)(8)	5,865,399	4.8
The Vanguard Group(9)	11,888,519	9.8
Loralee West(10)	11,141,338	9.2
Loomis Sayles & Co., L.P.(11)	8,808,845	7.3
BlackRock, Inc.(12)	8,492,433	7.0
* Less than one percent.
(1)Includes shares that may be acquired upon exercise of stock options that are exercisable within 60 days of March 12, 2026 as set forth in the table below.

Name of individual	Number of shares
William M. Doran	62,750
Carmen V. Romeo	57,750
Ryan P. Hicke	287,500
Kathryn M. McCarthy	62,750
Carl A. Guarino	62,750
Jonathan A. Brassington	12,750
Philip N. McCabe	245,000
Sanjay K. Sharma	156,250
Sean J. Denham	11,250
Michael F. Lane	10,000
(2)Applicable percentage of ownership is based on Shares outstanding on March 12, 2026. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally means voting or investment power with respect to securities. Shares issuable upon the vesting of restricted stock units or the exercise of stock options that are exercisable currently or within 60 days of March 12, 2026 are deemed outstanding and to be beneficially owned by the person holding such units or options for purposes of computing such person’s percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except for Shares that are held jointly with a person’s spouse or are subject to applicable community property laws, or as indicated in the footnotes to this table, each Shareholder identified in the table possesses sole voting and investment power with respect to all Shares shown as beneficially owned by such Shareholder.

26	SEI | 2026 Proxy Statement

Ownership of shares
(3)Includes 53,400 Shares held by Mr. Doran’s wife, 43,768 Shares held in the William M. Doran 2002 Grantor Retained Annuity Trust
of which Mrs. Doran is the Trustee, 109,603 Shares held in the William M. Doran 2004 Grantor Retained Annuity Trust and
322,500 Shares held in trust. Also includes 40,830 Shares held by the Doran Family Foundation, of which Mr. Doran is a director and, accordingly, shares voting and investment power. Of these Shares, Mr. Doran has pledged as security to third parties 505,504 Shares, subject to adjustment.
(4)Includes 1,065,680, Shares held by the Carmen V. Romeo 2012 Children’s Trust, 243 Shares held by Mr. Romeo’s wife and
1,059,488 Shares held in the Carmen V. Romeo 2019 GST Exempt Children’s Trust.
(5)Includes 10,000 restricted stock units convertible to Shares within 60 days of March 12, 2026.
(6)Includes 12,106 Shares held by a foundation and a family trust with respect to which Mr. Guarino shares voting or investment power.
(7)Includes 15,000 restricted stock units convertible to Shares within 60 days of March 12, 2026.
(8)Includes 1,554,750 Shares that may be acquired upon the vesting of restricted stock units or the exercise of stock options exercisable within 60 days of March 12, 2026. When a Share is reportable as beneficially owned by more than one person in the group, the ownership of the Share is only included once in the Number of Shares Owned column.
(9)Based solely on the most recent amendment to Schedule 13G dated February 13, 2024 by The Vanguard Group, which has shared dispositive power over 239,145 of the Shares indicated, shared voting power over 73,472 of the Shares indicated, and sole dispositive power over 11,649,374 of the Shares indicated. The address of the Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(10)Includes an aggregate of 9,999,821 Shares held in trusts for the benefit of Ms. West’s children (the “Children’s Trusts”), of which trusts
Ms. West is a trustee or co-trustee and, accordingly, holds sole or shared voting and investment power. Ms. West disclaims beneficial ownership of the Shares held in each of the Children’s Trusts. Certain of the Children’s Trusts have pledged as security to third parties
1,481,938 Shares, subject to adjustment.
(11)Based solely on the most recent amendment to Schedule 13G dated February 12, 2026 by Loomis Sayles & Co., L.P., which has sole dispositive power over the number of Shares indicated and sole voting power over 7,264,083 of the Shares indicated. The address of
Loomis Sayles & Co., L.P., is One Financial Center, Boston, MA 02111.
(12)Based solely on the most recent amendment to Schedule 13G dated July 16, 2025 by BlackRock, Inc., which has sole dispositive power over the number of Shares indicated and sole voting power over 8,117,842 of the Shares indicated. The address of BlackRock,
Inc. is 50 Hudson Yards, New York, NY 10001.

2026 Proxy Statement | SEI	27

Proposal 2	Advisory vote on executive compensation.

Because your vote is advisory, it will not be binding upon us, the Board, or the Compensation Committee. Our Board and
our Compensation Committee value the opinions of our shareholders. To the extent that there is any significant vote against the compensation of our executive officers, we will consider our shareholders’ concerns, and the Compensation
Committee will evaluate whether any actions are necessary to address those concerns. The Board believes that the compensation of our executive officers, as described in the Compensation Discussion and Analysis (“CD&A”) and the
tabular disclosures under the heading “Executive Compensation,” is appropriate for the reasons stated above.

Therefore, the Board unanimously recommends a vote FOR approval of the compensation for our named executive officers.

Required vote and board recommendation
Our compensation philosophy is designed to align each executive’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate, and retain key executives who are crucial to our long-term success. Shareholders are encouraged to read the CD&A and other sections of this proxy statement regarding our compensation practices for named executive officers, which include discussions of the following:
•Members of the Compensation Committee of our Board are independent directors. The Compensation Committee has established a thorough process for the review and approval of compensation program designs, practices, and amounts awarded to our executive officers.
•The Compensation Committee engaged and received advice from a third-party compensation consultant concerning the compensation of our Chief Executive Officer. It selected a peer group of companies, taking into account the compensation consultant’s recommendations, to compare to our Chief Executive Officer’s compensation.
•We have many compensation practices that ensure consistent leadership, decision-making and actions without taking inappropriate or unnecessary risks. The practices include:
•We have an incentive compensation repayment (“clawback”) policy;
•We have a stock ownership policy requiring executives to maintain a minimum value of ownership of our equity in accordance with the policy;
•With the exception of Mr. Hicke and Mr. Denham, as discussed in the CD&A, we employ our named executive officers
“at will” without severance agreements (other than participation in our Executive Severance and Change of Control
Plan) or employment contracts;
•We have a long-standing insider trading policy which, among other things, prevents executive officers from buying or selling put or call options or futures on our Shares;
•Our performance-based incentive programs include a balance of different measures for short-term and long-term programs; and
•Our executive officers’ compensation amounts are aligned with our financial performance and the overall implementation of our business strategies.
The Compensation Committee and the Board believe that these policies, procedures, and amounts are effective in implementing our compensation philosophy and in achieving its goals. This advisory shareholder vote, commonly known as “Say-on-Pay,” gives you as a Shareholder the opportunity to approve or not approve our executive compensation program and policies through the following resolution:
“Resolved, that the holders of Shares of the Company approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of
Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table and the other related tables and disclosure.”

28	SEI | 2026 Proxy Statement
Compensation discussion
and analysis.
The following compensation discussion and analysis contains statements regarding future individual and Company performance measures, targets and other goals. These goals are disclosed in the limited context of our executive compensation program and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Our compensation philosophy
Our compensation philosophy (which is intended to apply to all members of management, including Principal Executive
Officer (“PEO”) who is our Chief Executive Officer), as implemented by the Compensation Committee of our Board (the
“Committee”), is to provide a compensation program that provides competitive levels of compensation and that emphasizes incentive compensation plans and equity plans that are designed to align management incentives and behavior with attaining our annual goals and longer-term objectives. We believe that this approach enables us to attract, retain and reward highly qualified personnel and furthers our tactical and strategic goals. The Committee seeks to develop a compensation program that, overall, the Committee believes is competitive with compensation paid to employees with comparable qualifications, experience and responsibilities at companies of comparable size engaged in the same or similar businesses as us. The Committee does not explicitly pay any position at a specific level or mix with reference to any particular group.

Our compensation program
The compensation program for almost all of our non-sales, full-time employees (in addition to benefits afforded to all employees, such as health care insurance and stock purchase and defined contribution plans) consists of:
•base salary; and
•incentive compensation awards pursuant to a corporate incentive compensation plan.
Equity compensation for selected, higher-level employees is provided by annual grants of stock options and restricted stock units (“RSUs”).
The Committee has sought to keep base salaries at a relatively modest portion of total compensation for higher compensated employees, so that the overall compensation program is more heavily weighted toward incentive compensation in the form of annual cash bonuses and sales commissions, and for selected high-performing employees:
•stock option grants that have performance vesting requirements based on attainment of adjusted pre-tax earnings per share (“EPS”) targets as well as minimum time vesting periods;
•annual RSU grants made in December 2025 and going forward vest over three years in equal annual installments, provided that the grantee is an employee in good standing on each vesting date.
Consistent with our pay for performance philosophy, during 2025 approximately 93% of our current PEO’s pay and approximately 83% of the compensation of our other named executive officers (“NEOs”) was paid in the form of variable performance-based compensation, such as incentive compensation or stock options and RSUs (see “Summary
Compensation Table”).

2026 Proxy Statement | SEI	29

Compensation discussion and analysis
PEO 2025 compensation
Average NEO 2025 compensation
93%
Variable
performance-based
compensation
83%
Variable
performance-based
compensation

¢	Base Salary	¢	Incentive compensation	¢	Stock Options	¢	RSUs

Alignment with shareholder interests
The Committee has sought to include a number of features in the compensation program that are designed to align the interests of management with the interests of shareholders. These features include:
•a mixture of elements that we believe will enable us to recruit and retain talented employees;
•orientating the cash compensation program elements toward incentive compensation for those employees who are in roles that we believe are critical to our long-term growth prospects;
•the use of EPS targets as vesting requirements for stock option grants in order to incent a growth mindset in our employees;
•time vesting for our RSU grants in order to create a longer-term view of the value of a tenured career;
•our Stock Ownership Policy (requiring minimum threshold shareholdings by our senior executive officers);
•our Executive Severance and Change of Control Plan for our senior executive officers;
•our Compensation Recoupment Policy (which provides for claw-back of performance-based compensation in certain instances); and
•our Insider Trading Policy (which prohibits short sales, transactions in derivatives of our stock, and hedging transactions).

Consideration of last year’s say on pay vote
At our 2025 Annual Shareholders’ Meeting, our shareholders expressed support for the compensation of our named executive officers disclosed in our 2025 Proxy Statement, with 88.4% of the votes cast voting in favor of the “Say-on-Pay”
proposal. When setting compensation, and in determining our compensation policies and practices, the Committee took into account the results of the 2025 “Say-on-Pay” advisory resolution to approve such executive compensation as demonstrating support of our compensation programs.

30	SEI | 2026 Proxy Statement

Compensation discussion and analysis

2025 Elements of compensation
Base salary and incentive compensation targets
The Committee seeks to recommend base salaries for management employees at levels that it believes are sufficiently competitive with salaries paid to management with comparable qualifications, experience and responsibilities at companies of comparable size, operational complexity and businesses to us.
Incentive compensation consists of two components: annual bonuses and sales commissions. Sales commissions are based on sales events and are measured on the basis of asset accumulation, asset retention, or anticipated revenue from contracted sales, generally taking into account related factors, such as expected profit margins. Executive officers participate only in the annual bonus program and do not participate in sales commission plans.
Annual bonuses are determined through a process overseen by the Board and the Committee. Each individual who participates in the plan is assigned a target compensation award which may change from year to year, but generally is the same as that individual’s prior year target amount. In the case of executive officers, the target amount is generally between 154% and 235% of the officer’s base salary, reﬂecting the determination of the Committee to emphasize performance-based incentive compensation over fixed compensation.
The Committee’s process for allocating incentive compensation as follows:
•determining the aggregate amount of all individual target compensation awards for that year as input into establishing an overall incentive pool that may be paid out if an EPS target is achieved; and
•early in the year in question, identifying:
•key business metrics, the Company’s sales and a range of EPS (the “Quantitative Performance Metrics”); and
•indices of success against executing on management-defined strategic and tactical objectives for the Company as a whole and individual market and business units (the “Qualitative Performance Metrics”), in each case, for the year that may be considered in determining what percentage of that overall pool will be paid in the particular year;
•near the end of the particular year, based on the Quantitative and Qualitative Performance Metrics (together, the
“Performance Metrics”), the Committee establishes the overall maximum incentive compensation pool for that year;
•the Committee then apportions the resulting overall actual incentive compensation pool among the market and business units based on the Committee’s subjective assessment of the degree to which each unit contributed to our overall success in each of the Performance Metrics for that year; and
•the management teams of each of our market and business units takes the aggregate amount of incentive compensation allocated to the unit by the Committee and awards individual bonuses to employees within those units based upon such management’s assessment of each individual’s contribution to the achievements of those units, as well as each individual’s personal achievements.
The Committee’s assessment is performed for two different pools:
•each of our executive officers individually; and
•all employees other than executive officers, as a group.
When the Committee evaluates business units and executive officers for the purpose of making compensation decisions, it meets with our PEO and reviews a number of factors including:
•our PEO’s evaluation of the units and each of the individual executive officers;
•the Performance Metrics established at the beginning of each year to provide a basis for assessment of performance for these units and those executive officers who are primarily responsible for the performance of such units;
•performance against the prior year’s actual Performance Metrics and other annual goals that are considered within the overall business environment of that year;

2026 Proxy Statement | SEI	31

Compensation discussion and analysis
•achievement of strategic and operating results; and
•in the case of the individual executive officers:
•their success in their management responsibilities generally;
•achievement of strategic and tactical goals of the market or business unit for which they are responsible;
•achievement of any personal strategic or tactical goals that may have been established for the individual employee; and
•the degree to which the individual employee supported or contributed to, our overall corporate success.
When the Committee makes decisions regarding equity or non-equity incentive compensation, it exercises independent business judgment. There is no specific formula the Committee applies when considering the factors that the Committee believes are important to the assessment of any of our market or business units’ performance or that of any individual executive officer or our PEO, nor does the Committee attach any specific weighting or priority to the factors it considers.
Consequently, there is no direct correlation between any particular performance measure considered by or reported to the
Committee and the resulting equity or non-equity incentive compensation awards. The Committee believes that compensation decisions should not be formulaic, rigid or focused on the short-term.
2025 Maximum Bonus Pool
For 2025, the Board and the Committee chose to fix the maximum aggregate amount for the non-equity incentive compensation award pool (the “Maximum Bonus Pool”) for each of our business units and corporate services functions as a percentage of total target non-equity incentive compensation for those employees in such business units and corporate services functions. Upon the recommendation of executive management, the Committee determined that a percentage of
94% would apply to all of our business units and corporate services functions other than our IMS and Private Banking units, the percentages for which would be 110% and 97.5%, respectively. As in the past, the Committee recognized that with the managers of such units would allocate these pools among the individual employees reporting to them as they believed was appropriate. In total, the aggregate non-equity incentive awards paid to employees other than our executive officers was 98% of the total amount of 2025 target incentive compensation amounts. Executive management made the foregoing recommendations that differentiated the percentages payable to our IMS and Private Banking units because the financial performance and related contribution to our EPS of these units was demonstrably better than that of our other units.
2025 Annual incentive compensation awards for executive officers
For all executive officers eligible for incentive compensation as of December 2025, the Committee determined that the non-equity incentive compensation awards made to all executive officers ranged from 100% to 110% of their respective 2025 incentive compensation target amounts. The aggregate amount of non-equity incentive compensation awarded to our named executive officers set forth the “Summary Compensation Table” was approximately 111% of the aggregate non-equity incentive compensation awards made to our executive officers in 2024.
The Committee made these decisions at its December 2025 meeting where it considered and discussed, among other things:
•our PEO’s views on the 2025 performance of the senior executives (other than himself), their market or business units, their tenure with the Company requiring proration of target amounts, as well as his recommendations for non-equity incentive compensation awards and stock option grants or restricted stock units for the senior executives and their units;
•the Performance Metrics;
•the Company’s incentive compensation philosophy as described in the Proxy Statement for the 2025 Annual Meeting of Shareholders;
•input from the Consultant on general industry trends in incentive compensation for fintech companies and asset management companies;
•the business metrics disclosed in the “Pay Versus Performance” section of this Proxy Statement;
•the projected annual gross sales events and revenue of the Company’s business units;

32	SEI | 2026 Proxy Statement

Compensation discussion and analysis
•the $5.63 diluted earnings per share of the Company, which is a 28% increase from 2024;
•the growth initiatives launched during the year;
•our long-term strategic objectives for our executive officers and their respective business units;
•the desire of the Committee to align incentive compensation awards to long-term shareholder value creation;
•the approximately $740.4 million returned to our shareholders via dividends and stock repurchases;
•our progress towards achieving overall long-term strategic goals;
•each executive officer’s market or business unit’s:
•performance against its sales goals;
•contributions to corporate earnings;
•revenues and profit margins; and
•success in meeting various strategic and tactical goals of the unit; and
•the individual performance and achievements of each of the executive officers.
The Committee also independently reviewed the performance of the PEO with primary consideration to our overall performance, as well as his individual performance on strategic and non-ﬁnancial achievements and discussed and approved his annual non-equity incentive compensation award.

2026 Proxy Statement | SEI	33

Compensation discussion and analysis
2025 Annual incentive compensation payouts
With respect to our named executive officers in the Summary Compensation Table, the annual non-equity incentive compensation award targets and payouts for 2025 were:

Name of NEO	Target amount	Annual incentive payment	Committee rationale for payouts
Ryan P. Hicke Chief Executive Officer	$2,000,000	$2,200,000
•execution against his strategic plan for our growth;
•management of the executive management team;
•furtherance of our values and culture, with an emphasis
on growth, mobility and talent; and
•the overall financial results achieved during 2025.

Sean J. Denham Chief Financial and Chief Operating Officer	$1,700,000	$1,870,000
•spearheading and managing our adoption of a more
horizontal operating model;
•overseeing the establishment of our Global Capabilities
Center in India;
•developing greater internal forecasting models and
methodologies that resulted in improved efficiencies and
cost-savings; and
•the contributions to and support of our strategic plans.

Michael F. Lane Executive Vice President — Head of Global Asset Management	$1,500,000	$1,500,000
•the improvements in the financial performance and
trending of the businesses and functions for which he
is responsible;
•the identification and recruitment of highly qualified
personnel into those businesses and functions for which
he is responsible;
•the additional products and services successfully
launched by the businesses and functions for which he is
responsible; and
•the contributions to and support of our strategic plans.

Sanjay Sharma Executive Vice President — CEO of SEI International and Global Head of Private Banking	$1,000,000	$1,100,000
•the margin expansion of the Private Banking business;
•the continued improvement of the financial performance
of our Private Banking business;
•undertaking to be responsible for our international growth
ambitions; and
•the contributions and support of our strategic plans.

Philip N. McCabe Executive Vice President — Head of Investment Managers	$1,000,000	$1,100,000
•the enterprise leading financial performance of the IMS
unit and its significant contribution to the growth of
our EPS;
•the cost-saving initiatives undertaken in the IMS unit;
•spearheading the modernization of the technologies used
and deployed by our IMS unit;
•the high client-satisfaction of the clients of our IMS
unit; and
•the contributions and support of our strategic plans.

34	SEI | 2026 Proxy Statement

Compensation discussion and analysis

Equity grants
Our annual equity grants consist of stock options and RSUs. The Committee believes these grants are an important means of aligning the interests of management and employees with the interests of our shareholders. All of our outstanding stock options have performance-based vesting provisions:
•those year-end stock options granted in December 2025 vest on the later of (a) the second anniversary of the date of the grant, and (b) the date on which the Company achieves adjusted earnings per share (calculated as the quotient of
(x) the Company’s calendar year income before income taxes (as set forth in the Company’s Form 10-K as filed with the Securities and Exchange Commission in the relevant year) adjusted (i) to not include (1) any reduction for ASC 718
(Accounting for Share-Based Compensation related to stock options only), and (2) the amount attributable to the gain on the Company’s sale of its Family Office Services business, and (ii) further adjusted to exclude the product of (X) any amount of the Company’s consolidated income that is attributable to any consolidated entity in accordance with ASC
810 (Consolidation) that is a less than wholly-owned entity, multiplied by (Y) the percentage of non-controlling equity of any such entity that is a less than wholly-owned entity, divided by (y) the Company’s diluted shares then outstanding)
that is equal to or greater than an amount that is 25% or more than the Company’s adjusted earnings per share
(calculated in the same manner as in the previous clause (x)) as of the end of the year in which the grant was made; and
•those stock options granted prior to 2024 vest at a rate of 50 percent when a specified pre-tax earnings-per-share target is achieved, and the remaining 50 percent when a second, higher specified pre-tax earnings-per-share target is achieved.
Prior to 2017, there was no minimum time-based factor in the vesting of our stock options. Beginning in 2017, the
Committee changed the vesting thresholds from an earnings per share target to a pre-tax earnings per share target, and it also implemented minimum time periods for vesting. In 2022, the Committee introduced RSUs as an element of annual equity compensation awards.
Our annual RSU awards granted prior to December 2025 generally “cliff vest” on the third anniversary of the date of the grant. After considering the input of our Compensation Consultant, the practices of our competitors, the compensation packages being offered to our employees by other enterprises and the need to attract, incent and retain highly sophisticated and knowledgeable employees in order to support and execute against our strategic ambitions, the
Committee reviewed the construct of our equity award grants and determined that it would be in the best interests of the
Company to change the vesting of our annual RSU grants from three-year “cliff vesting” to awards that vest annually over three years. Consequently, the annual RSU awards granted in December 2025 vest, and annual RSU awards in subsequent years will vest, over three years in equal annual installments, provided that the grantee is an employee in good standing on each vesting date. Other than in the case of executive officers, the annual grants of options and RSUs to employees is standardized across the Company and based upon a tier system with the mix of the options and RSUs in favor of options in the higher tiers.
Annual equity awards are generally determined by the Committee in December of each year. Our PEO reviews with the
Committee the grants for each executive officer, other than himself, as well as the grants for the other employees. The
Committee then deliberates and establishes the specific option grants and ﬁnally submits these option grant amounts to the entire Board for ratification.
2025 Equity awards
Based on management feedback and the input of our Compensation Consultant, the Committee determined that in 2025 that there would continue to be four tiers of grants for non-executive employees, with individual executive officers and
Board members being considered on a case-by-case basis, and the participants in each of the tiers would receive options and RSUs as follows:

Grant type	Tier 1A	Tier 1B	Tier 2	Tier 3
Options	7,300	4,200	2,000	—
RSUs	825	550	375	325

2026 Proxy Statement | SEI	35

Compensation discussion and analysis
The Committee reaffirmed its 2022 decision to re-evaluate in connection with each annual award cycle the composition of each tier with some employees who had previously participated being removed from the program, with a particular focus on those employees in the lowest tier.
At its December 2025 meeting, the Committee considered the annual grant of equity awards to each of our named executive officers. The Committee reaffirmed its belief that option grants with performance-based vesting targets were a very effective way to align the interests of the executives with the interests of shareholders. In addition to the factors enumerated above in “2025 Annual Incentive Compensation Payouts,” the Committee considered impact that it believed the role the executive holds should have on the growth prospects of the Company and Mr. Hicke’s recommendations as to a more standardized approach to granting equity awards to executive officers based on his view of the expected contributions of different groups of executive officers to our growth.
2025 Equity grants to named executive officers
In December 2025, the Committee awarded options and RSUs to our named executive officers as set forth in the table below. The options and RSUs awarded to each individual in December 2024 is also provided for comparative purposes:

NEO	2025 Year-end option grant	2025 Year-end RSU grant	2024 Year-end option grant	2024 Year-end RSU grant
Ryan P. Hicke	288,333	25,904	150,000	25,000
Sean J. Denham(1)	49,000	13,254	22,500	15,000
Sanjay K. Sharma(2)	47,000	15,934	36,000	7,000
Michael F. Lane	49,650	8,916	36,000	7,000
Philip N. McCabe	47,000	8,434	36,000	7,000
(1)Mr. Denham received a year-end grant of 22,500 options and 15,000 RSUs in December 2024 as per the terms of Mr. Denham’s previously disclosed employment agreement.
(2)The 2025 year end RSU amount includes a one-time grant of 7,500 RSUs in recognition of Mr. Sharma's new role as CEO of
SEI International.
The number of options and RSUs granted at the December 2025 meeting to our named executive officers was approximately 187% and 131%, respectively, of the number granted to such officers in December 2024.
In 2025, the total number of options and RSU grants the Committee approved as part of the year-end annual grant process was 1.4 million options to 240 employees and 269 thousand RSUs to 457 employees as compared to 2024 when the total number of options approved and RSU grants the Committee approved as part of the year-end annual grant process was 1.3 million options to 259 employees and 305 thousand RSUs to 518 employees.
During 2025, we repurchased in open market or private transactions approximately 7.5 million Shares under our stock repurchase program at a total cost of approximately $616.2 million, compared to 6.8 million Shares under our stock repurchase program at a total cost of approximately $512.5 million in 2024. These share repurchase activities substantially offset the dilution which can result from grants and exercises under our equity compensation programs.

2025 Compensation changes
The Committee reviewed the contributions of each of the executive officers during 2025, the contributions expected in the future, and the competitive landscape for highly-skilled, similarly situated individuals in connection with determining whether to adjust salaries and non-equity incentive compensation targets for 2026. After such review, it was determined that each of the following named executive officers should receive a $50,000 salary increase: Mr. Hicke, Mr. McCabe and
Mr. Sharma. Each of Mr. Denham and Mr. Lane’s salaries remain unchanged from 2024. Further, each of our named executive officers, with the exception of Mr. Lane, received an increase in his 2026 target incentive compensation amount.

36	SEI | 2026 Proxy Statement

Compensation discussion and analysis

Compensation-setting process
Since 2012, the Committee has retained Semler Brossy Consulting Group, LLC (“Semler Brossy” or “Consultant”) as its
executive compensation consultant when structuring compensation plans or engaging in comparative compensation analyses. The Committee continued its annual engagement activities with the Consultant during 2025 and retained the
Consultant on an advisory capacity with respect to industry trends (See “Compensation Consultant” below.)
Compensation consultant
During 2025, the Committee re-engaged Semler Brossy to provide advice with respect to:
•general industry trends for executive compensation in the asset management and fintech sectors; and
•evaluating the components of our equity compensation plan, including the vesting hurdles of our equity compensation plan.
Semler Brossy provides no other services to us outside of its role as independent Committee advisor.
Because of the policies and procedures Semler Brossy and the Committee have in place, the Committee is confident that the advice it receives from the executive compensation consultant is objective. These policies and procedures include the following provisions:
•the Committee has the sole authority to retain and terminate the executive compensation consultant;
•the Consultant has direct access to the Committee without management intervention;
•the Committee’s evaluation of the quality and objectivity of the services provided by the Consultant each year in connection with retaining the Consultant; and
•the protocols for the engagement (described below) limit how the Consultant may interact with management.
While it is necessary for the Consultant to interact with management to gather information, the Committee has adopted protocols governing if and when the Consultant’s advice and recommendations can be shared with management. These protocols are included in the Consultant’s engagement letter. The Committee also determines the appropriate forum for receiving Consultant recommendations. Where appropriate, management invitees are present to provide context for the recommendations. This approach protects the Committee’s ability to receive objective advice from the Consultant so that the Committee may make independent decisions about our executive compensation. The Consultant reports directly to the Committee and performs no other work for the Company. The Committee has analyzed whether the work of Semler
Brossy as a compensation consultant has raised any conflict of interest, taking into consideration the following factors:
•The provision of other services to us by Semler Brossy;
•The amount of fees paid by us to Semler Brossy as a percentage of the firm’s total revenue;
•Semler Brossy’s policies and procedures that are designed to prevent conflicts of interest;
•Any business or personal relationship of Semler Brossy or the individual compensation advisors employed by the firm with any of our executive officers;
•Any business or personal relationship of the individual compensation advisors with any member of the Committee; and
•Any of our Shares owned by Semler Brossy or the individual compensation advisors employed by the firm.
The Committee has determined, based on its analysis of the above factors, that the work of Semler Brossy and the individual compensation advisors employed by Semler Brossy as our compensation consultants has not created any conflict of interest.

2026 Proxy Statement | SEI	37

Compensation discussion and analysis
Peer group
When evaluating the compensation practices at “peer group” companies for comparative purposes, the Committee used the same cohort of companies as was used as reference points in the Compensation Analysis Project described in the
Proxy Statement we filed with the Securities and Exchange Commission in connection with our 2024 Annual Meeting of
Shareholders. Due to the recency of this project, the Committee did not believe that it was necessary to re-evaluate the composition of the “peer group.”
In its deliberations regarding compensation, the Committee considered the annual analysis of fintech and asset management industry compensation trends undertaken for the Committee by the Consultant.
Review of compensation practices
During 2025, the Committee continued to review our compensation practices and the elements of our equity compensation program. The Committee worked with our Compensation Consultant throughout this process. Additionally, the Committee reviewed vesting terms with respect to stock option grants as well as RSUs to ensure the Company remains consistent with industry benchmarks and that continue to be valued by employees. As a consequence, the
Committee recommended to our Board, and the Board approved:
•changes to the standard vesting requirements for stock options granted to employees such that they vest on the later of
(a) the second anniversary of the date of the grant, and (b) the date on which the Company achieves adjusted earnings per share (calculated as the quotient of (x) the Company’s calendar year income before income taxes (as set forth in the Company’s Form 10-K as filed with the Securities and Exchange Commission in the relevant year) adjusted to exclude (1) any reduction for ASC 718 (Accounting for Share-Based Compensation related to stock options only), and
(2) the product of (X) any amount of the Company’s consolidated income that is attributable to any consolidated entity in accordance with ASC 810 (Consolidation) that is a less than wholly-owned entity and (Y) the percentage of non-controlling equity of any such entity that is a less than wholly-owned entity, divided by (y) the Company’s diluted shares then outstanding) that is equal to or greater than an amount that is 25% or more than the Company’s adjusted earnings per share (calculated in the same manner as in the previous clause (x)) as of the end of the year in which the grant was made; and
•changes to the standard vesting requirements for RSUs granted to employees such that they vest in three equal installments on the anniversary of the grant date of such award.

Other compensation matters
Stock ownership policy
Under our Stock Ownership Policy, directors and executive officers are required to own equity interests in the Company having a required value which is a multiple of their base compensation. The equity value may consist of the ownership of
Shares of Common Stock or of vested and exercisable stock options (valued at the amount by which the market price of the underlying shares exceeds the exercise price of the option), provided that at least 50 percent of the required value is in the form of direct ownership of our Shares of Common Stock. The required value is equal to five times their annual cash retainer in the case of directors, six times his annual base salary in the case of the Chief Executive Officer, and four times their annual base salary in the case of other executive officers. The Policy provides that the required value must have been achieved for existing directors and executive officers in March of every year, and for persons elected as directors or appointed or promoted as officers after the adoption of the Policy, not later than the fifth anniversary of such election or appointment. All of directors and executive officers are in compliance with this Policy.

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Compensation discussion and analysis
Equity grant practices
We have no practice or policy of coordinating or timing the release of the Company information around the grant dates of options or other equity awards, and we have not timed the disclosure of material non-public information for the purposes of affecting the value of executive compensation. On occasion, we grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. These “off cycle” awards are granted only on a limited basis and may vest 100% on the third anniversary of the grant, in equal tranches over a three-year period, or such other conditions as the Committee believes is appropriate given the individual situation and intended purpose of the award.
Compensation risk assessment
The Committee has also reviewed our compensation policies as generally applicable to all of our employees and believes that our policies, taking into account the mitigation policies and arrangements in place, do not encourage excessive or unnecessary risk-taking and that any level of risk they do encourage is not reasonably likely to have a material adverse effect on us.
Compensation recoupment policy
Our Compensation Recoupment Policy aligns with listing rules adopted by the NASDAQ Stock Market LLC as required by the Securities and Exchange Commission. The policy applies to all executive officers (as defined under the applicable rules), as well as certain other members of our senior management committee, and requires us to seek to recoup certain incentive-based compensation, whether cash- or equity-based, from current or former officers in the event that we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws.
Potential payments on termination
We have various arrangements with our executive officers with respect to certain payments and benefits in the event the executive officer is subject to a termination. Such arrangements are described below in the Potential payments upon termination section in the Executive Compensation section of this Proxy Statement.

2026 Proxy Statement | SEI	39

Compensation discussion and analysis

Compensation committee report
Notwithstanding anything to the contrary, this Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any ﬁling under the Securities
Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934 as amended (the “Exchange Act”)
except to the extent that we specifically incorporate this information by reference, and this information shall not be deemed ﬁled under such Acts.
The members of the Committee consist of Karin A. Risi (Chair), Jonathan A. Brassington, Carl A. Guarino and Kathryn
M. McCarthy, each of whom is an independent director as defined in the rules of The NASDAQ Stock Market LLC. The
Committee operates under a Charter approved by the Board which states that among the purposes of the Committee are to establish and periodically review our compensation philosophy and the adequacy of compensation plans and programs for executive officers and our other employees; to establish compensation arrangements and incentive goals for executive officers and to administer compensation plans; to review the performance of the executive officers and award incentive compensation and adjust compensation arrangements as appropriate based upon performance; to review and monitor management development and succession plans and activities; and to prepare the report on executive compensation for inclusion in our annual proxy statement in accordance with the Securities and Exchange Commission
Rules and Regulations.
The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of
Regulation S-K with management, and, based on such review and discussions, the Committee recommended to the
Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Compensation Committee:
Karin A. Risi (Chair)
Jonathan A. Brassington
Carl A. Guarino
Kathryn M. McCarthy

40	SEI | 2026 Proxy Statement
Executive compensation.
The Summary Compensation Table set forth below summarizes total compensation of our Chief Executive Officer,
Chief Financial and Chief Operating Officer and our three other most highly compensated executive officers for services rendered in all capacities for the last three years ended December 31, 2025.

Summary compensation table

Name and Principal Position	Year	Salary ($)(1)	Option Awards ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Ryan P. Hicke	2025	850,000	6,599,942	2,150,032	2,200,000	19,230	11,819,204
Chief Executive Officer	2024	850,000	3,532,500	2,164,500	2,200,000	19,030	8,766,030
	2023	750,000	1,556,000	1,860,000	1,750,000	18,430	5,934,430
Sean J. Denham(6)	2025	750,000	1,119,160	1,100,082	1,870,000	19,662	4,858,904
Chief Financial and	2024	591,346	928,688	4,392,000	1,480,417	18,132	7,410,583
Chief Operating Officer
Sanjay K. Sharma(7)	2025	650,000	1,075,830	1,322,522	1,100,000	19,676	4,168,028
Executive Vice President —
CEO of SEI International and
Global Head of Private Banking
Michael F. Lane(6)	2025	700,000	1,134,006	740,028	1,500,000	20,742	4,094,776
Executive Vice President —	2024	201,923	1,197,193	2,630,460	600,000	1,601	4,631,177
Head of Global Asset Management
Philip N. McCabe	2025	650,000	1,078,650	700,022	1,100,000	20,918	3,549,590
Executive Vice President —	2024	650,000	847,800	606,060	1,100,000	20,718	3,224,578
Head of Investment Managers	2023	650,000	389,000	248,000	900,000	20,118	2,207,118
(1)Compensation deferred at the election of the executive, pursuant to our Capital Accumulation Plan (“CAP”), is included in the year in which such compensation is earned.
(2)Reflects the aggregate grant date fair value of options based upon the Black-Scholes option pricing model. The assumptions used in determining the amounts in this column are set forth in Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(3)Reflects the aggregate grant date fair value of RSUs calculated in accordance with Accounting Standards Codification 718 (ASC 718).
See Notes 1 and 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended
December 31, 2025.
(4)Non-equity incentive compensation awards for services rendered during a year have been listed in the year earned, but were actually paid in the following fiscal year.
(5)Includes matching contributions to the CAP for the named individuals as well as supplemental life insurance premiums with respect to life insurance on the named individual and group insurance medical premiums.
(6)Neither Mr. Denham nor Mr. Lane were a named executive officer prior to 2024.
(7)Mr. Sharma was not a named executive officer prior to 2025.

2026 Proxy Statement | SEI	41

Executive compensation

Grants of plan-based awards
The following table discloses certain information concerning options and stock awards granted during 2025 to each of our named executive officers who received any such award during 2025.

Name	Type of award	Grant date	All other Stock awards: number of shares of stock or units (#)(1)	All other option awards: number of securities underlying options (#)(2)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards ($)(3)(4)
Ryan P. Hicke	RSUs	12/12/2025	25,904			2,150,032
	Options	12/12/2025		288,333	83.00	6,599,942
Sean J. Denham	RSUs	12/12/2025	13,254			1,100,082
	Options	12/12/2025		49,000	83.00	1,119,160
Sanjay K. Sharma	RSUs	12/12/2025	15,934			1,322,522
	Options	12/12/2025		47,000	83.00	1,075,830
Michael F. Lane	RSUs	12/12/2025	8,916			740,028
	Options	12/12/2025		49,650	83.00	1,134,006
Philip N. McCabe	RSUs	12/12/2025	8,434			700,022
	Options	12/12/2025		47,000	83.00	1,078,650
(1)All stock awards granted to our named executive officers in 2025 were RSUs granted upon the approval of the Committee under our
2024 Omnibus Equity Compensation Plan. RSUs awarded in 2025 vest ratably during the vesting period and are not based on the achievement of performance targets.
(2)All stock options granted to our named executive officers in 2025 were nonqualified options granted upon the approval of the
Committee under our 2024 Omnibus Equity Compensation Plan, with an exercise price per Share equal to the fair market value of our
Shares on the date of grant.
(3)The Grant Date Fair Value of RSUs was calculated in accordance with ASC 718. See Notes 1 and 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(4)The Grant Date Fair Value of the Option Grants was based upon the Black-Scholes option pricing model. The assumptions used are set forth in Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended
December 31, 2025.

42	SEI | 2026 Proxy Statement

Executive compensation

Employment arrangements of our named executive officers
We entered into an employment agreement with Mr. Hicke on March 31, 2022, when he was appointed to serve as our
Chief Executive Officer beginning on June 1, 2022. His compensation in 2025 was determined in accordance with that employment agreement, which had a term from June 1, 2022 through June 1, 2026. As previously disclosed, on
January 13, 2026 we entered into a new agreement with Mr. Hicke with a term ending on June 1, 2031, which replaced his former agreement. This section describes the terms of the new agreement. Under his current agreement, Mr. Hicke will receive (i) an annual salary of $900,000 (which may be increased, but not decreased, during the term of the agreement)
and (ii) an annual target bonus opportunity of $2,700,000, commencing in fiscal year 2026, based on individual and/or
Company performance as determined by our Compensation Committee, which annual target amount may be increased at the discretion of the Compensation Committee during the term of the agreement. The agreement also provides that for each year during the term of the agreement, Mr. Hicke will be eligible to receive an annual equity grant in such form and on such terms as the Board or Compensation Committee deems appropriate. Pursuant to the agreement, Mr. Hicke will receive the following severance benefits if his employment is terminated by the Company other than for Cause (as defined in the agreement), death or disability and he executes and does not revoke a general release of claims: (i) the accrued obligations as defined in the agreement; (ii) an amount equal to (x) one and one-half times his base salary as of the termination date and (y) one and one-half times his annual bonus for the year of termination, payable in payroll installments during the 18-month period following the year of termination; and (iii) accelerated full vesting of any then outstanding unvested equity awards. If Mr. Hicke’s employment is terminated as a result of his death or disability, he will receive (i) the accrued obligations and (ii) accelerated full vesting of any then outstanding unvested equity awards.
Mr. Hicke will be subject to covenants not to compete with the Company or solicit its employees or customers during his employment and for a period of 18 months following termination of employment for any reason, as well as confidentiality covenants.
Mr. Denham is party to an employment agreement with a term from March 18, 2024 through March 18, 2028. Under this agreement, Mr. Denham will receive (i) an annual salary of $750,000 and (ii) an annual target bonus opportunity of
$1,700,000, commencing in fiscal year 2024, based on individual and/or Company performance as determined by our
Compensation Committee. This amount was guaranteed for fiscal year 2024, prorated for the length of Mr. Denham’s service in 2024. The agreement provided for an initial restricted stock unit grant (the “Staking Grant”) to Mr. Denham of
45,000 shares of the Company’s common stock, vesting over three years in equal annual installments on the first three anniversaries of March 18, 2024, provided that Mr. Denham remains employed through the applicable vesting date. The agreement also provides that, commencing in December 2024 and for each year during the term of the agreement,
Mr. Denham will be eligible to receive annual equity grants in such form and on such terms as the Board or Compensation and Committee deems appropriate. Notwithstanding the annual equity grants, the agreement provides for an option grant of 22,500 shares of the Company’s common stock as soon as practicable following March 18, 2024, as well as a grant of
15,000 restricted stock units and an option to purchase 22,5000 shares of the Company’s common stock in December
2024. Pursuant to the agreement, Mr. Denham will receive the following severance benefits if his employment is terminated by the Company other than for Cause (as defined in the agreement), death or disability and he executes and does not revoke a general release of claims: (i) the accrued obligations as defined in the agreement; (ii) an amount equal to the sum of (x) the amount of Mr. Denham’s annual base salary as of the termination date and (y) the amount of
Mr. Denham’s target annual bonus for the year of termination; (iii) accelerated full vesting of the Staking Grant and (iv) an extension of the exercise period of any then vested options to purchase shares of Common Stock to the then remaining term of such vested options. If Mr. Denham’s employment is terminated as a result of his death or disability, he will receive
(i) the accrued obligations; (ii) accelerated full vesting of the Staking Grant and (iv) an extension of the exercise period of any then vested options to purchase shares of Common Stock to the then remaining term of such vested options.
Mr. Denham will be subject to covenants not to compete with the Company or solicit its employees or customers during his employment and for a period of 12 months following termination of employment for any reason, as well as confidentiality covenants.

2026 Proxy Statement | SEI	43

Executive compensation

Outstanding equity awards at year-end
The following table reflects outstanding options and stock awards held by our named executive officers as of
December 31, 2025.

Name	Grant date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable(1)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)
Ryan P. Hicke	12/12/2017	25,000	—	71.12	12/12/2027
	12/11/2018	35,000	—	48.47	12/11/2028
	12/9/2019	40,000	—	64.43	12/9/2029
	12/8/2020	75,000	—	56.54	12/8/2030
	12/10/2021	12,500	12,500	60.46	12/10/2031
	6/1/2022					10,000	820,200
	12/5/2022	50,000	50,000	61.81	12/5/2032
	12/15/2023	50,000	50,000	62.00	12/15/2033	30,000	2,460,600
	12/12/2024	—	150,000	86.58	12/12/2034	25,000	2,050,500
	12/12/2025	—	288,333	83.00	12/12/2035	25,904	2,124,646
Sean J. Denham	3/18/2024	11,250	11,250	68.74	3/18/2034	30,000	2,460,600
	12/12/2024	—	22,500	86.58	12/12/2034	15,000	1,230,300
	12/12/2025	—	49,000	83.00	12/12/2035	13,254	1,087,093
Sanjay K. Sharma	12/13/2016	25,000	—	49.63	12/13/2026
	12/12/2017	20,000	—	71.12	12/12/2027
	12/11/2018	20,000	—	48.47	12/11/2028
	12/9/2019	20,000	—	64.43	12/9/2029
	12/8/2020	35,000	—	56.54	12/8/2030
	12/10/2021	11,250	11,250	60.46	12/10/2031
	12/5/2022	12,500	12,500	61.81	12/5/2032
	12/15/2023	12,500	12,500	62.00	12/15/3033	4,000	328,080
	12/12/2024	—	36,000	86.58	12/12/2034	7,000	574,140
	12/12/2025	—	47,000	83.00	12/12/2035	15,934	1,306,907
Michael F. Lane	9/16/2024	10,000	10,000	62.00	9/16/2034	20,000	1,640,400
	12/12/2024	—	36,000	86.58	12/12/2034	7,000	574,140
	12/12/2025	—	49,650	83.00	12/12/2035	8,916	731,290
Philip N. McCabe	12/13/2016	30,000	—	49.63	12/13/2026
	12/12/2017	25,000	—	71.12	12/12/2027
	12/11/2018	35,000	—	48.47	12/11/2028
	12/9/2019	40,000	—	64.43	12/9/2029
	12/8/2020	75,000	—	56.54	12/8/2030
	12/10/2021	12,500	12,500	60.46	12/10/2031
	12/5/2022	15,000	15,000	61.81	12/5/2032
	12/15/2023	12,500	12,500	62.00	12/15/2033	4,000	328,080
	12/12/2024	—	36,000	86.58	12/12/2034	7,000	574,140
	12/12/2025	—	47,000	83.00	12/12/2035	8,434	691,757
(1)All options granted on December 12, 2025 vest on December 31 of the year in which we attain adjusted pre-tax earnings per share of
$8.34 or more, but not earlier than the second anniversary of the date of the grant. All options granted on December 12, 2024 vest on
December 31 of the year in which we attain adjusted pre-tax earnings per share of $7.48 or more, but not earlier than the second anniversary of the date of the grant. The following table sets forth opposite the relevant option expiration date, the vesting thresholds for all options which are currently unexercisable:

Option expiration date	50% Exercisable when adjusted pre-tax earnings per share exceeds	100% Exercisable when adjusted pre-tax earnings per share exceeds
12/10/2031	Vested	$7.00
12/5/2032	Vested	$6.25
12/15/2033	Vested	$7.10
3/18/2034	$5.25	$7.10
9/16/2034	$5.25	$7.10

44	SEI | 2026 Proxy Statement

Executive compensation
(2)RSUs generally vest in a single tranche on the third anniversary of the date of grant. Beginning in December 2025, all RSUs granted vest ratably during the vesting period. Market value is calculated based on the closing price of the Company’s common stock on
December 31, 2025 (the last trading day of the year) of $82.02 as reported by the NASDAQ Stock Market, LLC. The following table indicates the dates when the RSUs held by each of our named executive officers vest:

Vesting date	Ryan P. Hicke	Sean J. Denham	Sanjay K. Sharma	Michael F. Lane	Philip N. McCabe
3/18/2026	—	15,000	—	—	—
3/31/2026	10,000	—	—	—	—
9/16/2026	—	—	—	10,000	—
12/12/2026	8,634	4,418	5,311	2,972	2,811
12/15/2026	30,000	—	4,000	—	4,000
3/18/2027	—	15,000	—	—	—
9/16/2027	—	—	—	10,000	—
12/12/2027	33,635	19,418	12,311	9,972	9,811
12/12/2028	8,635	4,418	5,312	2,972	2,812

Option exercises and stock awards vested table
The following table presents information regarding stock options exercised and stock awards vested for our named executive officers during 2025.

Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Ryan P. Hicke	59,000	2,073,905	10,000	771,100
Sean J. Denham	—	—	15,000	1,124,400
Sanjay K. Sharma	20,000	601,234	2,500	203,125
Michael F. Lane	—	—	10,000	866,000
Philip N. McCabe	24,000	676,133	2,500	203,125
(1)See caption “2025 Equity Awards” in the Compensation Discussion and Analysis for details regarding vesting of stock awards.

Potential payments on termination
As discussed above, Mr. Hicke’s employment agreement entered into in 2022, when he became our Chief Executive
Officer, was replaced in January 2026 by an new employment agreement. Both agreements, among other things, provide for certain compensation and benefits that are in addition to those provided by us pursuant to those plans and arrangements available to our employees generally, and those that are customarily (but not required to be) extended to those executive officers terminated without cause or in the event of their death or disability.
As required by applicable rules of the Securities and Exchange Commission, the following table presents amounts to which Mr. Hicke would have been entitled as of December 31, 2025, which were thus calculated in accordance with his
2022 employment agreement. This agreement provided that if he were to be terminated without cause prior to
June 1, 2026, and he executes and does not revoke a general release of claims, then in addition to those benefits generally provided by us to our employees pursuant to those plans and arrangements available to our executive officers generally and those that are customarily (but not required to be) extended to departing executive officers, Mr. Hicke will receive:
•an amount equal to any accrued obligations he is owed under the terms of his employment agreement; and
•an amount (the “Severance Amount”) equal to the sum of (x) one and one-half times his base salary as of the termination date, plus (y) one and one-half times his annual bonus for the year of termination, which Severance Amount would be payable in equal payroll installments during the 18-month period following the year of termination.

2026 Proxy Statement | SEI	45

Executive compensation
Mr. Hicke’s 2022 employment agreement also provided that in addition to the benefits customarily (but not required to be)
extended to departing executive officers if he is terminated without cause or his employment ceases for death or disability, any portion of the 40,000 RSU grant received at the time of his promotion to Chief Executive Officer that has not vested at the time of such departure will accelerate and the Shares issuable thereunder will be issued to Mr. Hicke and such shares will be tradeable without restriction.
Any options to purchase Shares that have been or may be granted to Mr. Hicke are not subject to the accelerated vesting or extended exercise period provisions of his 2022 employment agreement and would be treated in the same manner as have those options held by other departing executive officers.
Pursuant to the terms of his 2022 employment agreement, Mr. Hicke will be subject to covenants not to compete with the
Company or solicit its employees or customers during his employment and for a period of 18 months following termination of employment for any reason, as well as confidentiality covenants.
The following table illustrates our estimates of the potential value of the payments and benefits to which Mr. Hicke would be entitled to receive upon a termination of his employment without cause or upon his death or disability pursuant to his
2022 employment agreement that are in addition to those benefits customarily extended to departing executive officers, in either case as of December 31, 2025. The amounts that Mr. Hicke would receive in an actual termination can only be determined at the time the event occurs.

Benefits and payments upon termination	Termination without cause ($)	Death or disability ($)
Cash severance-salary(1)	1,275,000	—
Cash severance-bonus(2)	3,000,000	—
RSUs-accelerated(3)	820,200	820,200
(1)The calculation is 1.5 times Mr. Hicke’s base salary for 2025 per the terms of his 2022 employment agreement and does not include the amount of any accrued but unpaid base salary or vacation through the date of termination that may be payable to Mr. Hicke at the time of termination.
(2)The calculation is 1.5 times Mr. Hicke’s incentive compensation target for 2025, per the terms of his employment agreement.
(3)The aggregate value is based on the closing market price of the Shares on December 31, 2025 ($82.02). As of December 31, 2025,
10,000 Shares underlying Mr. Hicke’s 40,000 RSU Staking Grant had not yet vested.
Under Mr. Hicke’s January 2026 employment agreement, Mr. Hicke is entitled to receive, subject to entering into and not revoking, a release agreement with us, the following severance benefits if his employment is terminated by the Company other than for Cause (as defined in the Employment Agreement), death or disability: (i) the accrued obligations as defined in the agreement; (ii) an amount equal to (x) one and one half times his base salary as of the termination date and (y) one and one half times his annual bonus for the year of termination, payable in payroll installments during the 18-month period following the year of termination; and (iii) accelerated full vesting of any then outstanding unvested equity awards. If
Mr. Hicke’s employment is terminated as a result of his death or disability, subject to the execution of the necessary release agreement, he, or his estate, will receive (i) the accrued obligations as defined in the agreement and
(ii) accelerated full vesting of any then outstanding unvested equity awards. In the event of termination without Cause, or for death or disability, unexercised options owned by Mr. Hicke will remain exercisable for a period of 18 months following termination.
In the event Mr. Hicke’s employment is terminated without Cause, or he terminates his employment for Good Reason
(as defined in the agreement), within 24 months after a Change in Control (as defined in the agreement), Mr. Hicke will receive the following severance benefits: (i) the accrued obligations as defined in the agreement; (ii) an amount equal to
(A) the product of 1.5 multiplied by the sum of (x) his base salary as of the termination date, plus (y) his target bonus for the year in which the termination date occurs, plus, (B) the product of the amount of his then applicable target annual bonus multiplied by a fraction, the numerator of which of is the number of days Mr. Hicke was employed by the Company in the calendar year of his termination date, and the denominator of which is 365; and (iii) full accelerated vesting. In the event Mr. Hicke’s employment is terminated without Cause, or he terminates his employment for Good Reason, within
24 months after a Change in Control, the exercise period for any equity awards owned by Mr. Hicke will be automatically extended until the shorter of (1) the remaining term of such award, and (2) the date that is 365 days from the date of his termination.
Mr. Denham, our Chief Financial and Chief Operating Officer, also has an employment agreement. Mr. Denham’s employment agreement provides for certain compensation and benefits that are in addition to those provided by us

46	SEI | 2026 Proxy Statement

Executive compensation
pursuant to those plans and arrangements available to our employees generally and those that are customarily (but not required to be) extended to those executive officers terminated without cause or in the event of their death or disability.
Mr. Denham’s employment agreement provides that if he is terminated without cause or resigns for Good Reason, as defined in his employment agreement, prior to March 18, 2028, then in addition to those benefits generally provided by us to our employees pursuant to those plans and arrangements available to our executive officers generally and those that are customarily (but not required to be) extended to departing executive officers, Mr. Denham will receive:
•an amount equal to the accrued obligations he is owed under the terms of his employment agreement; and
•an amount (the “Denham Severance Amount”) equal to the sum of (x) the amount of his annual base salary as of the termination date and (y) the amount of his target annual bonus for the year of termination, which Denham Severance
Amount would be payable in equal payroll installments during the 18-month period following the year of termination.
Mr. Denham’s employment agreement also provides that in addition to the benefits customarily (but not required to be)
extended to departing executive officers if he is terminated without cause or his employment ceases for death or disability, any portion of the 45,000 RSU Staking Grant that has not vested at the time of such departure will accelerate and the
Shares issuable thereunder will be issued to Mr. Denham and such shares will be tradeable without restriction. The exercise period for any vested stock options then held by Mr. Denham will be automatically extended to the termination date of the relevant options.
Pursuant to the terms of his employment agreement, Mr. Denham will be subject to covenants not to compete with the
Company or solicit its employees or customers during his employment and for a period of 12 months following termination of employment for any reason, as well as confidentiality covenants.
The following table illustrates our estimates of the potential value of the payments and benefits to which Mr. Denham would be entitled to receive upon a termination of his employment without cause or upon his death or disability pursuant to his employment agreement that are in addition to those benefits customarily extended to departing executive officers, in either case as of December 31, 2025. The amounts that Mr. Denham would receive in an actual termination can only be determined at the time the event occurs.

Benefits and payments upon termination	Termination without cause or resignation for good reason ($)	Death or disability ($)
Cash severance-salary(1)	750,000	—
Cash severance-bonus(2)	1,700,000	—
RSUs-accelerated(3)	2,460,600	2,460,600
(1)The calculation is Mr. Denham’s base salary for 2025 and does not include the amount of any accrued but unpaid base salary or vacation through the date of termination that may be payable to Mr. Denham at the time of termination.
(2)The calculation is based on the $1,700,000 annual incentive compensation target agreed in Mr. Denham’s employment agreement.
(3)The aggregate value is based on the closing market price of the Shares on December 31, 2025 ($82.02). As of December 31, 2025,
30,000 Shares underlying Mr. Denham’s RSU Staking Grant had not yet vested.
In May 2024, we adopted an Executive Severance and Change of Control Plan (the “Severance Plan”). Under the
Severance Plan, each executive permitted to participate in accordance with the Severance Plan’s terms will be entitled to receive the payments and benefits described below in the event the executive is subject to a Qualifying Termination.
Messrs. Denham, Lane, Sharma and McCabe participate in the Severance Plan. Defined terms used in the following discussion of the Severance Plan have the respective meanings given to such terms in the Severance Plan. Under the
Severance Plan, if the executive is terminated without Cause or the executive resigns for Good Reason, the executive shall receive: (i) a cash payment equal to the sum of (x) the product of 1.5 times the sum of (a) the executive’s Annual
Base Salary in effect as of the Termination Date, plus (b) the executive’s Target Bonus for the year in which the
Termination Date occurs, plus (y) the executive’s Pro-Rata Target Bonus for the year in which the Termination Date occurs; (ii) all unvested Options and Stock Appreciation Rights held by the executive as of the Termination Date shall continue to vest for a period of 24 months from the Termination Date; (iii) the exercise period for all vested Options and
Stock Appreciation Rights held by the executive as of the Termination Date and any unvested Options and Stock
Appreciation Rights held as of the Termination Date that become vested during the 24-month period after the Termination shall, in each case, be exercisable for a period equal to the shorter of (a) the 27-month period after the Termination Date, and (b) the then remaining term of the relevant Option or Stock Appreciation Right; (iv) any unvested Stock Units shall vest on a pro-rata basis determined by using a fraction, the numerator of which shall be the number of months an

2026 Proxy Statement | SEI	47

Executive compensation
individual Stock Unit award has been held and the denominator of which shall be the total number of months that the individual Stock Unit Award must be held until it vests; and (v) continued participation in the Company’s health and dental plans with monthly premiums to be paid by the Company for 18 months.
If the executive is terminated as a result of Disability: (i) an amount equal to the executive’s Pro-Rata Target Bonus;
(ii) full vesting of all unvested Stock Units held by the executive as of the Termination Date; (iii) full vesting of all unvested
Options and Stock Appreciation Rights held by the executive on the Termination Date; and (iv) all vested Options and
Stock Appreciation Rights held by the executive on the Termination Date (including those for which the vesting was accelerated pursuant to the foregoing (clause (iii)) shall be exercisable for a period equal to the shorter of (a) the
12-month period after the Termination Date, and (b) the then remaining term of the relevant Option or Stock
Appreciation Right.
If the executive is terminated as a result of death: (i) an amount equal to the executive’s Target Bonus for the year in which the Termination Date occurs; (ii) full vesting of all unvested Stock Units held by the executive as of the Termination Date;
(iii) full vesting of all unvested Options and Stock Appreciation Rights held by the executive on the Termination Date; and
(iv) all vested Options and Stock Appreciation Rights held by the executive on the Termination Date (including those for which the vesting was accelerated pursuant to the foregoing (clause (iii)) shall be exercisable for a period equal to the shorter of (a) the 12-month period after the Termination Date, and (b) the then remaining term of the relevant Option or
Stock Appreciation Right.
If the executive terminated as a result of Retirement: all unvested Stock Units, Options, and Stock Appreciation Rights held by the executive shall continue to vest and be exercisable as if the executive remained employed with the Company, subject to the executive’s compliance with all Restrictive Covenant Obligations after the Termination Date.
If the executive experiences a Qualifying Termination or Retirement during a Change of Control Period: (i) a cash payment equal to the product of 1.5 times the sum of (a) the executive’s Annual Base Salary in effect as of the Termination Date, plus (b) the executive’s Target Bonus for the year in which the Termination Date occurs, plus, (c) the Pro-Rata Target
Bonus for the year in which the Termination Date occurs; (ii) full vesting of all unvested Stock Units, Options, and Stock
Appreciation Rights held by the executive as of the Termination Date, subject to the adjustments described herein, and
(iii) continued participation in the Company’s health and dental plans with monthly premiums to be paid by the Company for 18 months, provided the executive elects continuation coverage pursuant to Section 4980B of the Code and related guidance. All Options and Stock Appreciation Rights which are fully vested as of the executive’s Termination Date shall be exercisable during the 12-month period immediately following the Termination Date.
An executive’s receipt of payments and benefits under the Severance Plan will be conditioned upon the executive’s execution and non-revocation of a general waiver and release of claims in favor of the Company. The Company may amend or terminate the Severance Plan at any time; provided, however, that no such termination or amendment may materially and adversely affect any rights of any executive that is entitled to participate in the Severance Plan who has incurred a Qualifying Termination prior to the date of such termination or amendment; and provided, further that the
Severance Plan cannot be terminated or materially amended during the 24-month period beginning on the date of a
Change of Control.
The following table illustrates our estimates of the potential value of the payments and benefits to which Mr. Denham would be entitled to receive under the Severance Plan, assuming the applicable termination occurred as of
December 31, 2025.

Benefits and payments upon termination	Termination without cause or resignation for good reason ($)(1)	Disability ($)(1)	Death ($)(1)	Retirement ($)	Qualifying termination following change of control ($)
Cash severance-salary	—	—	—	—	1,125,000	(2)
Cash severance-bonus	—	—	—	—	3,400,000	(3)
RSUs-accelerated	—	—	—	—	4,777,993	(4)
(1)In the event of Mr. Denham’s termination without cause or resignation for good reason, disability or death, payments and benefits would be provided by the Company according to his employment agreement.
(2)The calculation is 1.5 times Mr. Denham’s annual base salary for 2025 per the terms of the Severance Agreement and does not include the amount of any accrued but unpaid base salary or vacation through the date of termination that may be payable to
Mr. Denham at the time of termination.
(3)The calculation is Mr. Denham’s incentive compensation target for 2025 plus the pro-rata incentive compensation for 2025, per the terms of the Severance Agreement.

48	SEI | 2026 Proxy Statement

Executive compensation
(4)The calculation is the amount of Mr. Denham’s unvested RSUs that would vest per the terms of the Severance Agreement multiplied by the closing market price of the Shares on December 31, 2025 ($82.02).
The following table illustrates our estimates of the potential value of the payments and benefits to which Mr. Lane would be entitled to receive under the Severance Plan, assuming the applicable termination occurred as of December 31, 2025.

Benefits and payments upon termination	Termination without cause or resignation for good reason ($)		Disability ($)		Death ($)		Retirement ($)	Qualifying termination following change of control ($)
Cash severance-salary	1,050,000	(1)	—		—		—	1,050,000	(1)
Cash severance-bonus	3,000,000	(2)	1,500,000	(3)	1,500,000	(4)	—	3,000,000	(2)
RSUs-accelerated(5)	1,155,903		2,945,830		2,945,830		—	2,945,830
(1)The calculation is 1.5 times Mr. Lane’s annual base salary for 2025 per the terms of the Severance Agreement and does not include the amount of any accrued but unpaid base salary or vacation through the date of termination that may be payable to Mr. Lane at the time of termination.
(2)The calculation is Mr. Lane’s incentive compensation target for 2025 plus the pro-rata incentive compensation for 2025, per the terms of the Severance Agreement.
(3)The calculation is Mr. Lane’s pro-rata incentive compensation for 2025, per the terms of the Severance Agreement.
(4)The calculation is Mr. Lane’s incentive compensation target for 2025 per the terms of the Severance Agreement.
(5)The calculation is the amount of Mr. Lane’s unvested RSUs that would vest per the terms of the Severance Agreement multiplied by the closing market price of the Shares on December 31, 2025 ($82.02).
The following table illustrates our estimates of the potential value of the payments and benefits to which Mr. Sharma would be entitled to receive under the Severance Plan, assuming the applicable termination occurred as of December 31, 2025.

Benefits and payments upon termination	Termination without cause or resignation for good reason ($)		Disability ($)		Death ($)		Retirement ($)	Qualifying termination following change of control ($)
Cash severance-salary	975,000	(1)	—		—		—	975,000	(1)
Cash severance-bonus	2,000,000	(2)	1,000,000	(3)	1,000,000	(4)	—	2,000,000	(2)
RSUs-accelerated(5)	501,715		2,209,127		2,209,127		—	2,209,127
(1)The calculation is 1.5 times Mr. Sharma’s annual base salary for 2025 per the terms of the Severance Agreement and does not include the amount of any accrued but unpaid base salary or vacation through the date of termination that may be payable to Mr. Sharma at the time of termination.
(2)The calculation is Mr. Sharma’s incentive compensation target for 2025 plus the pro-rata incentive compensation for 2025, per the terms of the Severance Agreement.
(3)The calculation is Mr. Sharma’s pro-rata incentive compensation for 2025, per the terms of the Severance Agreement.
(4)The calculation is Mr. Sharma’s incentive compensation target for 2025 per the terms of the Severance Agreement.
(5)The calculation is the amount of Mr. Sharma’s unvested RSUs that would vest per the terms of the Severance Agreement multiplied by the closing market price of the Shares on December 31, 2025 ($82.02).
The following table illustrates our estimates of the potential value of the payments and benefits to which Mr. McCabe would be entitled to receive under the Severance Plan, assuming the applicable termination occurred as of December 31, 2025.

Benefits and payments upon termination	Termination without cause or resignation for good reason ($)		Disability ($)		Death ($)		Retirement ($)	Qualifying termination following change of control ($)
Cash severance-salary	975,000	(1)	—		—		—	975,000	(1)
Cash severance-bonus	2,000,000	(2)	1,000,000	(3)	1,000,000	(4)	—	2,000,000	(2)
RSUs-accelerated(5)	470,388		1,593,977		1,593,977		—	1,593,977
(1)The calculation is 1.5 times Mr. McCabe’s annual base salary for 2025 per the terms of the Severance Agreement and does not include the amount of any accrued but unpaid base salary or vacation through the date of termination that may be payable to
Mr. McCabe at the time of termination.

2026 Proxy Statement | SEI	49

Executive compensation
(2)The calculation is Mr. McCabe’s incentive compensation target for 2025 plus the pro-rata incentive compensation for 2025, per the terms of the Severance Agreement.
(3)The calculation is Mr. McCabe’s pro-rata incentive compensation for 2025, per the terms of the Severance Agreement.
(4)The calculation is Mr. McCabe’s incentive compensation target for 2025 per the terms of the Severance Agreement.
(5)The calculation is the amount of Mr. McCabe’s unvested RSUs that would vest per the terms of the Severance Agreement multiplied by the closing market price of the Shares on December 31, 2025 ($82.02).

Pay ratio
Consistent with Instruction 2 to Item 402(u) of Regulation S-K, the applicable SEC rule, we may identify our median employee for purposes of providing pay ratio disclosure once every three years and calculate and disclose total compensation for that employee each year; provided that, during the last completed fiscal year, there has been no change in the employee population or employee compensation arrangements that we reasonably believe would result in a significant change to the previous year’s pay ratio disclosure.
As we had not undertaken a review since December 31, 2022, we chose December 31, 2025 as the date for establishing the employee population used in identifying the median employee and used fiscal 2025 as the measurement period. We identified the median employee using a consistently applied compensation measure which includes annual base salary or wages, target annual performance-based cash bonuses, target commissions, and long-term equity awards based on their grant date fair values. Permanent employees who joined in 2025 and permanent employees who were on leave during 2025 were assumed to have worked for the entire year. All U.S. and non-U.S. employees employed as of
December 31, 2025 were captured. No cost-of-living adjustments were made.
With respect to the annual total compensation of our Chief Executive Officer, we included the amount reported for
Mr. Hicke in the “Total” column for 2025 in the Summary Compensation Table included in this Proxy Statement. The annual total compensation of the median employee and the annual total compensation of the Chief Executive Officer were calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

Pay ratio
Annual total compensation of the median employee for 2025	$123,976
Annual total compensation of the CEO for 2025	$11,819,204
Ratio of annual total compensation of the median employee to the annual total compensation of CEO for 2025	95.3

Pay versus performance
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street
Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for each person who served as our principal executive officer (“PEO”) and for our Non-PEO named executive officers
(“NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

50	SEI | 2026 Proxy Statement

Executive compensation

	Summary compensation table total		Compensation actually paid		Value of initial fixed $100 investment based on:
Year	PEO 1 Ryan P. Hicke ($)(1)	PEO 2 Alfred P. West, Jr. ($)(2)	PEO 1 Ryan P. Hicke ($)(3)	PEO 2 Alfred P. West, Jr. ($)(4)	Average summary compensation table total for non-PEO NEOs ($)(5)	Average compensation actually paid to non-PEO NEOs ($)(6)	SEI TSR ($)(7)	Industry index TSR ($)(8)	Net income ($000s)(9)	Adjusted pre-tax earnings per share ($)(10)
2025	11,819,204	N/A	12,421,417	N/A	4,167,825	4,219,532	152.47	202.43	715,305	6.67
2024	8,766,030	N/A	13,322,190	N/A	3,894,017	4,668,599	134.70	247.25	581,191	5.98
2023	5,934,430	N/A	6,142,130	N/A	3,050,860	3,080,441	102.46	181.96	462,258	4.61
2022	6,402,465	2,469,653	6,224,840	2,377,978	3,494,008	3,332,318	92.66	129.82	475,467	4.48
2021	N/A	2,367,239	N/A	2,475,614	1,991,178	2,162,026	95.47	180.24	546,593	5.12
(1)Reflects compensation amount reported in the Summary Compensation Table (“SCT”) in 2022 for Ryan P. Hicke, who was appointed
Chief Executive Officer (and thus became our PEO) effective June 1, 2022.
(2)Reflects compensation amounts reported in the SCT in 2022 for Alfred P. West, Jr., who served as our Chief Executive Officer (and thus as our PEO) during 2021 and for the period January 1, 2022, through May 31, 2022.
(3)Compensation Actually Paid (“CAP”) for Mr. Hicke in 2025, 2024, 2023 and 2022 reflects the respective amount set forth in column (1)
of this table, adjusted as set forth in the table below, as determined in accordance with SEC rules. RSUs are paid in Company shares once the underlying award vests, and are incorporated as applicable in the table below. The dollar amount reflected in column (1) of this table does not reflect the actual amount of compensation earned by or paid to Mr. Hicke during the applicable year.
(4)CAP for Mr. West in each of 2022 and 2021 reflects the respective amounts set forth in column (2) of this table, adjusted as set forth in the table below, as determined in accordance with SEC rules. RSUs are paid in Company shares once the underlying award vests, and are incorporated as applicable in the table below. The dollar amounts reflected in column (2) of this table do not reflect the actual amount of compensation earned by or paid to Mr. West during the applicable year.

Year	2021	2022	2022	2023	2024	2025
PEO	Alfred P. West, Jr.	Alfred P. West, Jr.	Ryan P. Hicke	Ryan P. Hicke	Ryan P. Hicke	Ryan P. Hicke
SCT total compensation ($)	2,367,239	2,469,653	6,402,465	5,934,430	8,766,030	11,819,204
Less: stock and option award values reported in SCT for the covered year ($)	(373,625)	(694,825)	(4,106,600)	(3,416,000)	(5,697,000)	(8,749,974)
Plus: fair value for stock and option awards granted in the covered year ($)	383,000	628,450	3,941,000	3,544,500	5,300,500	9,563,637
Change in fair value of outstanding unvested stock and option awards from prior years ($)	49,500	50,075	63,350	95,800	4,395,010	(12,900)
Change in fair value of stock and option awards from prior years that vested in the covered year ($)	49,500	(75,375)	(75,375)	(16,600)	557,650	(198,550)
Compensation actually paid ($)	2,475,614	2,377,978	6,224,840	6,142,130	13,322,190	12,421,417
Equity Valuations: Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rates) as of the measurement date. RSU grant date fair values are calculated using the stock price as of date of grant.
(5)The following non-PEO named executive officers are included in the average figures shown:
2021: Dennis J. McGonigle, Wayne M. Withrow, Ryan P. Hicke, Philip N. McCabe
2022: Dennis J. McGonigle, Wayne M. Withrow, Kevin P. Barr, Philip N. McCabe
2023: Alfred P. West, Jr., Dennis J. McGonigle, Wayne M. Withrow, Philip N. McCabe
2024: Sean J. Denham, Michael F. Lane, Michael N. Peterson, Philip N. McCabe, Dennis J. McGonigle
2025: Sean J. Denham, Sanjay K. Sharma, Michael F. Lane, Philip N. McCabe
(6)Average CAP for our non-PEO named executive officers in each of 2025, 2024, 2023, 2022 and 2021 reflects the respective amount set forth in column (5) of this table, adjusted as set forth in the table below, as determined in accordance with SEC rules. RSUs are paid in company shares once the underlying award vests, and are incorporated as applicable in the table below. The dollar amounts reflected in column (5) of this table do not reflect the actual amounts of compensation earned by or paid to our non-PEO named executive officers during the applicable years.

2026 Proxy Statement | SEI	51

Executive compensation

Year	2021 Average	2022 Average	2023 Average	2024 Average	2025 Average
Non-PEO NEOs	See column (5) note	See column (5) note	See column (5) note	See column (5) note	See column (5) note
SCT total compensation ($)	1,991,178	3,494,008	3,050,860	3,894,017	4,167,825
Less: stock and option award values reported in SCT for the covered year ($)	(429,669)	(1,893,842)	(637,000)	(3,016,985)	(2,067,575)
Plus: fair value for stock and option awards granted in the covered year ($)	440,450	1,754,833	663,700	2,451,802	2,194,870
Change in fair value of outstanding unvested stock and option awards from prior years ($)	176,488	52,694	(11,369)	672,205	(13,569)
Change in fair value of stock and option awards from prior years that vested in the covered year ($)	(16,421)	(75,375)	14,250	667,560	(62,019)
Compensation actually paid ($)	2,162,026	3,332,318	3,080,441	4,668,599	4,219,532
Equity Valuations: Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of the date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rates) as of the measurement date.
RSU grant date fair values are calculated using the stock price as of date of grant.
(7)For the relevant fiscal year, represents the cumulative total shareholder return (“TSR”) of the Company for the measurement periods ending on December 31 of each of 2025, 2024, 2023, 2022 and 2021, respectively.
(8)For the relevant fiscal year, represents the cumulative TSR of an Industry Index, a blend of indices including 79% NASDAQ US Asset
Managers and Custodians and 21% NASDAQ US Software for the measurement period ended on December 31, 2025, 2024 and
2023 and 76% NASDAQ US Asset Managers and Custodians and 24% NASDAQ US Software for the measurement periods ended on
December 31 of each of 2022 and 2021, respectively. This blended Industry Index is intended to reflect the relative contribution of the
Company’s asset management and technology‑related services, rather than to represent a single‑industry peer group. The weighting of the blended Industry Index is based on the Company’s revenue mix for the applicable periods and is intended to provide a more meaningful performance comparison given its diversified operations.
(9)Reflects net income attributable to SEI Investments Company in the Company’s Consolidated Statements of Operations included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2025, 2024, 2023, 2022 and 2021.
(10)The Company’s selected measure is Adjusted Pre-Tax Earnings Per Share, which is a non-GAAP financial measure that consists of the quotient of (A) the Company’s calendar year net income before income taxes adjusted to not include any reduction for stock-option expense under ASC 718 equity compensation and the effect of items or events that the Compensation Committee determines in its discretion should be excluded for compensation purposes, divided by (B) the Company’s diluted shares outstanding. See Annex A of this Proxy Statement for a reconciliation of Diluted Earnings Per Share reported in accordance with generally accepted accounting principles (GAAP) to Adjusted Pre-Tax Earnings Per Share (non-GAAP).

52	SEI | 2026 Proxy Statement

Executive compensation
Description of relationship between PEO and non-PEO NEO compensation actually paid and company total shareholder return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of
Compensation Actually Paid to our Non-PEO NEOs, the Company’s cumulative TSR, and the Industry Index cumulative
TSR over the five most recently completed fiscal years. TSR values for the Company and Industry Index assume $100 invested on December 31, 2020 through the last business day of the listed year.

¢	PEO 1 (Ryan P. Hicke) CAP	¢	PEO 2 (Alfred P. West, Jr.) CAP	¢	Non-PEO NEO CAP	SEI TSR	Industry Index TSR
Description of relationship between PEO and non-PEO NEO compensation actually paid and net income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of
Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the five most recently completed fiscal years.

¢	PEO 1 (Ryan P. Hicke) CAP	¢	PEO 2 (Alfred P. West, Jr.) CAP	¢	Non-PEO NEO CAP	Net Income

2026 Proxy Statement | SEI	53

Executive compensation
Description of relationship between PEO and non-PEO NEO compensation actually paid and adjusted pre-tax earnings per share (“EPS”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of
Compensation Actually Paid to our Non-PEO NEOs, and our Adjusted Pre-Tax EPS during the five most recently completed fiscal years.

¢	PEO 1 (Ryan P. Hicke) CAP	¢	PEO 2 (Alfred P. West, Jr.) CAP	¢	Non-PEO NEO CAP	Adjusted Pre-Tax Earnings Per Share
When calculating our 2025 Adjusted Pre-Tax Earnings Per Share for purposes of our Pay Versus Performance disclosure, the Committee made the following adjustments to our GAAP earnings per share, which is consistent with the adjustment the Committee makes when determining whether the EPS vesting targets for outstanding stock options have been met:
•excluded any reduction for stock-based compensation expense associated with stock options in accordance with
Accounting Standards Codification 718 equity compensation (Stock-Based Compensation) from any calculation of the achievement of EPS vesting targets; and
•excluded the gain on the sale of the Company’s Family Office Services business.
See Annex A of this Proxy Statement for a reconciliation of Diluted Earnings Per Share reported in accordance with generally accepted accounting principles (GAAP) to Adjusted Pre-Tax Earnings Per Share (non-GAAP) during the five most recently completed fiscal years.

54	SEI | 2026 Proxy Statement

Proposal 3	Ratification of appointment of independent registered public accountants.

The affirmative vote of a majority of the votes cast at our 2026 Annual Meeting by the holders of the outstanding Shares is required for the ratification of this appointment.

Our Board unanimously recommends that Shareholders vote FOR approval of this proposal.

Required vote and board recommendation
The Audit Committee of our Board has selected KPMG LLP (“KPMG”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2026. The Audit Committee and the Board seek to have the Shareholders ratify such an appointment of KPMG by the Audit Committee. We note, however, that consistent with the requirements of the Sarbanes-Oxley Act of 2002, our Audit Committee has ultimate authority with respect to the selection of our independent registered public accountants. Accordingly, if Shareholders do not ratify the appointment of KPMG, our Audit Committee will take that into account in considering whether to continue to retain KPMG.
Representatives of KPMG will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

Principal accounting fees and services
The following is a summary of the fees KPMG billed to us for professional services rendered for the fiscal years ended
December 31, 2025 and December 31, 2024, respectively:

Fee category	2025	2024
Audit fees(1)	$7,020,765	$7,806,213
Audit-related fees(2)	1,726,208	2,120,571
Tax fees(3)	170,299	45,426
All other fees(4)	251,860	5,460
	$9,169,132	$9,977,670
(1)Audit fees for the years ended December 31, 2025 and 2024, respectively, were for professional services rendered for the audits and interim quarterly reviews of our consolidated financial statements and other statutory and subsidiary audits. Audit fees for the year ended December 31, 2025 and 2024 also include fees billed by KPMG for audits of our various Collective Trust Funds. These fees were paid by the various funds.
(2)Audit-related fees for the year ended December 31, 2025 and 2024, respectively, were for attestation services, internal control reviews and other audit-related services.
(3)Tax fees for the years ended December 31, 2025 and 2024, respectively, were for tax compliance and due diligence services, including the review or preparation of foreign tax returns, and general tax planning services.
(4)All other fees for the year ended December 31, 2025 include fees for financial and accounting due diligence services provided in connection with a strategic transaction.

2026 Proxy Statement | SEI	55

Proposal 3: Ratification of appointment of independent registered public accountants

Policy on audit committee pre-approval of audit and permissible non-audit services of independent registered public accountants
The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of the retention of the independent auditors for the performance of all audits and lawfully permitted non-audit services and regarding pre-approval of the fees for such services. On an ongoing basis, management communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent auditors to provide these services, as well as certain fee levels for these services. All of the fees described in the table above were approved by the
Audit Committee. On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services as compared to the pre-approved fee levels.

56	SEI | 2026 Proxy Statement
Audit committee report.
Notwithstanding anything to the contrary, this Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this information by reference, and this information shall not be deemed filed under such Acts.
The Audit Committee of our Board currently is composed of five independent directors and operates under a written charter adopted by our Board that complies with the rules adopted by The NASDAQ Stock Market LLC. The Audit
Committee reviews and reassesses the adequacy of its charter on an annual basis. A copy of the current Audit Committee
Charter may be viewed on our website at seic.com under “Investor Relations > Leadership > Governance documents.”
The members of the Audit Committee are Mr. Romeo (Chair), Mr. Brassington, Mr. Guarino, Ms. McCarthy and Mr. Naratil.
The role of the Audit Committee is to assist our Board in its oversight of the quality and integrity of our financial reporting process. The Audit Committee also has sole authority, among other things, to retain, set compensation and retention terms for, terminate, oversee, and evaluate the activities of our independent auditors. Management has the primary responsibility for the financial reporting process, including the system of internal controls, and for preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.
The Committee met five times in 2025 and held discussions with management and the independent auditors.
Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters that registered independent public accounting firms must communicate to audit committees under Public Company Accounting Oversight Board rules.
Our independent auditors also provided to the Audit Committee the written disclosures required by the Public Company
Accounting Oversight Board’s independence rules, and the Audit Committee discussed with the independent auditing firm that firm’s independence.
Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit
Committee’s review of the representation of management and the report of the independent auditors to the
Audit Committee, the Audit Committee recommended that our Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and
Exchange Commission.
Audit Committee:
Carmen V. Romeo (Chair)
Jonathan A. Brassington
Carl A. Guarino
Kathryn M. McCarthy
Thomas C. Naratil

2026 Proxy Statement | SEI	57
Other important information.
As of the date of this Proxy Statement, management knows of no other matters to be presented for action at our 2026 Annual Meeting. However, if any further business should properly come before our
2026 Annual Meeting, the persons named as proxies will vote on such business in accordance with their best judgment.

Sustainability practices
These practices benefit the environment by minimizing the use of paper and printing and lower our costs.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
As permitted by the SEC, we are providing access to our proxy materials online under the SEC’s “notice and access”
rules. As a result, beginning on or about April 15, 2026, we mailed or emailed to our shareholders a Notice of Internet
Availability of Proxy Materials with instructions on how to access our proxy materials and our Annual Report to stockholders for the fiscal year ended December 31, 2025 (the “Annual Report”) over the Internet and how to vote. If you received a notice and would prefer to receive paper copies of the proxy materials and Annual Report, you may request such materials prior to May 13, 2026: (1) by visiting www.proxyvote.com, (2) by calling 1-800-579-1639, or (3) by emailing sendmaterial@proxyvote.com. If sending an email, please include the 16-digit control number found on your
Notice of Internet Availability of Proxy Materials.
Request Electronic Access to Proxy Materials and Annual Reports
If you receive your proxy materials by mail, we encourage you to elect electronic delivery. If you do, you will receive an email with links to access the Proxy Statement and Annual Report on the Internet. If you are a beneficial shareholder, please contact your broker, bank, or nominee to request electronic access to proxy materials. If your shares are registered in your name, please access www.proxyvote.com to vote. You will have the option to enroll in electronic delivery immediately after casting your vote.
Reduce Duplicate Mailings
We deliver a single Proxy Statement and Annual Report, along with individual proxy cards, to shareholders who have not enrolled in electronic delivery and share the same address, unless we have received contrary instructions. This practice is known as “householding.” To discontinue householding and receive separate copies of proxy materials, beneficial shareholders should contact their broker, bank, or nominee where their account is held, and registered shareholders should contact their account holder or our transfer agent, Equiniti Trust Company, LLC, by phone at (800) 937-5449 or by email at help@equiniti.com.

Access available information about us
We publish our earnings releases on the Investor Relations portion of our website at seic.com as well as make available to shareholders the opportunity to listen to our quarterly earning calls. Our website also provides free-of-charge access to our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such materials are filed with the Securities and Exchange
Commission (SEC). Our website and our filings made with the SEC are not part of this Proxy Statement. References to our website address in this Proxy Statement are intended to be inactive textual references only.
We provide our demographic data for our U.S. employees in connection with SEI’s EEO-1 report for 2025 in Annex B of this Proxy Statement.

58	SEI | 2026 Proxy Statement

Other important information
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers and any beneficial owner of more than 10% of any class of our equity securities to file with the SEC initial reports of beneficial ownership and reports of changes in ownership of any of our securities. These reports are made on documents referred to as Forms 3, 4 and 5.
Our directors and executive officers must also provide us with copies of these reports. We have reviewed the copies of the reports that we have received and any written representations that no Form 5 was required from the individuals required to file the reports that we have received, as well as reviewed Forms 3, 4 and 5 filed with the SEC. Based on this review, we believe that during the year ended December 31, 2025, each of our directors and executive officers and beneficial owners of more than 10% of any class of our equity securities timely complied with applicable reporting requirements for transactions in our equity securities, except for certain reports that were filed late by the following individuals: Mr. McCabe - one late Form 4 relating to a total of one transaction; Mr. Peterson - one late Form 4 relating to a total of one transaction; Mr. West - one late Form 4 relating to a total of one transaction; Ms. McCarthy - one late Form 4 relating to a total of one transaction and Mr. Warner - one late Form 4 relating to a total of one transaction.

Solicitation of proxies
The accompanying proxy card is solicited on behalf of our Board. Following the original mailing of the proxy materials, proxies may be solicited personally by our officers and employees, who will not receive additional compensation for these services. We will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial shareholders.

Nominations and proposals by shareholders for our 2027 annual meeting
Proposals that Shareholders wish to have considered for possible inclusion in our Proxy Statement for the 2027 Annual
Meeting must be received by our Secretary at our principal offices (One Freedom Valley Drive, Oaks, PA 19456-1100) no later than December 15, 2026. If you wish to submit a proposal for a vote or to nominate a candidate for election as director at the 2027 Annual Meeting (but not seek inclusion of the proposal or nomination in our Proxy Statement), we must receive your proposal or nomination, in accordance with our Bylaws, on or before February 27, 2027, but not before
January 28, 2027. Shareholders who submit nominations for director and who intend to solicit proxies in support of their nominees must include in their submission all information required by Rule 14a-19 under the Exchange Act.

Additional information
We will provide without charge to any person from whom a proxy is solicited by our Board, upon the written request of such person, a copy of our 2025 Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Exchange Act. Any such requests should be directed to Michael Peterson, General Counsel, at our principal offices at 1 Freedom Valley
Drive, Oaks, PA 19456-1100, phone: (610) 676-1000.

Forward-looking statements
This proxy statement contains forward-looking statements within the meaning or the rules and regulations of the
Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as ‘‘may,’’ ‘‘will,’’ ‘‘expect,’’ ‘‘believe’’ and ‘‘continue,’’ or ‘‘appear.’’ Our forward-looking statements include our current

2026 Proxy Statement | SEI	59

Other important information
expectations as to our growth, strategies and the opportunities for our success. You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2025, ﬁled with the Securities and Exchange Commission.

60	SEI | 2026 Proxy Statement
Annex A.
SEI Investments Company

Reconciliation of GAAP to non-GAAP measure
The Adjusted Pre-Tax Earnings Per Share results reflected in the “Pay Versus Performance” section of this Proxy
Statement is a non-GAAP financial measure. This non-GAAP financial measure should be viewed in addition to, and not as a substitute for, reported results prepared in accordance with GAAP. Please refer to the Company's annual reports on
Form 10-K for terms not defined herein.
The Compensation Committee utilizes this non-GAAP measure when determining whether vesting targets for outstanding stock options have been met. This non-GAAP measure is adjusted to exclude the impact of certain costs, expenses, and revenue, the exclusion of which the Compensation Committee believes provides an understanding of the results of the primary operations of the Company’s businesses and enhances comparability across fiscal reporting periods. Neither the
Compensation Committee nor management utilize Adjusted Pre-Tax Earnings Per Share for the compensation processes related to the Company’s employees or any other purpose.
The following table reconciles financial results reported in accordance with generally accepted accounting principles
(GAAP) to the non-GAAP financial measure presented in this Proxy Statement.

Reconciliation of diluted earnings per share to adjusted pre-tax earnings per share

Year	2021	2022	2023	2024	2025
Diluted earnings per share (GAAP)	$3.81	$3.46	$3.46	$4.41	$5.63
Adjustments:
Income tax expense	1.03	0.97	0.99	1.26	1.56
Stock-based compensation expense associated with stock options in accordance with ASC 718	0.28	0.27	0.16	0.31	0.22
One-time early termination fee revenue recorded during first quarter 2022	—	(0.64)	—	—	—
Severance costs and expense associated with voluntary separation program and severance arrangements with departing senior executives	—	0.41	—	—	—
Gain on sale of business	—	—	—	—	(0.74)
Adjusted pre-tax earnings per share (Non-GAAP)	$5.12	$4.48	$4.61	$5.98	$6.67

2026 Proxy Statement | SEI	61
Annex B.
SEI Investments Company

Employee demographics

							Non-Hispanic or Latino

Job categories	Hispanic or Latino		Male						Female						Overall totals
			White	Black or African American	Native Hawaiian or Pacific islander	Asian	American Indian or Alaskan Native	Two or more races	White	Black or African American	Native Hawaiian or Pacific islander	Asian	American Indian or Alaskan Native	Two or more races
	Male	Female
Exec/Sr. officials & Mgrs	0	0	14	1	0	2	0	0	2	0	0	1	0	0	20
First/Mid officials & Mgrs	12	5	438	5	0	121	0	2	230	11	0	34	0	1	859
Professionals	74	32	1,630	96	2	253	2	35	724	62	0	170	1	11	3,092
Technicians	1	0	6	0	0	1	0	1	2	0	0	1	0	0	12
Sales workers	2	2	132	2	0	2	0	1	28	2	0	4	0	0	175
Administrative support	0	0	0	1	0	0	0	0	5	0	0	0	0	0	6
Craft workers	0	0	5	0	0	0	0	0	1	0	0	0	0	0	6
Operatives	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Laborers & helpers	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Service workers	1	0	13	0	0	0	0	2	0	0	0	0	0	0	16
Total	90	39	2,238	105	2	379	2	41	992	75	0	210	1	12	4,186
Previous report total	89	41	2,326	112	2	358	3	39	1,009	77	0	204	1	15	4,276
*This table provides demographic data for SEI’s U.S. employees as of the payroll period from October 6-17, 2025. This data was generated in connection with the preparation of SEI’s EEO-1 Report for 2025, which will be submitted to the U.S. Equal Employment
Opportunity Commission.
1 Freedom Valley Drive
Oaks, PA 19456-1100
+ 1 610 676 1000
seic.com
SEI® is a leading global provider of financial technology, operations, and asset management services within the financial services industry. SEI tailors its solutions and services to help clients more effectively deploy their capital—whether that’s money, time, or talent—so they can better serve their clients and achieve their growth objectives.

SEI INVESTMENTS COMPANY
1 FREEDOM VALLEY DRIVE
P.O. BOX 1099
OAKS, PA 19456-1100

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 26, 2026 for shares held directly and by 11:59 P.M. Eastern Time on May 22, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SEIC2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 26, 2026 for shares held directly and by 11:59 P.M. Eastern Time on May 22, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V85529-P47153 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SEI INVESTMENTS COMPANY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Ryan P. Hicke	☐	☐	☐
1b. Kathryn M. McCarthy	☐	☐	☐
1c. Tom C. Naratil	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of named executive officers.	☐	☐	☐
3. To ratify the appointment of KPMG LLP as independent registered public accountants for fiscal year 2026.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

V85530-P47153

SEI INVESTMENTS COMPANY
This proxy is solicited on behalf of our Board of Directors.

The undersigned shareholder of SEI Investments Company (the "Company") hereby appoints Michael N. Peterson and Lindsay Barci, the proxy or proxies of the undersigned, and hereby authorizes either of them to represent and to vote as designated on the reverse, all shares of Common Stock of the Company held of record by the undersigned at the close of business on March 12, 2026 at the Annual Meeting of Shareholders to be held on May 27, 2026, and at any adjournments thereof. The proxies named herein are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side